                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                               Handleman Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                               Handleman Company
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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
                                                               HANDLEMAN COMPANY

                                                                  August 3, 2001

Dear Fellow Shareholder:

         You are cordially invited to join the Board of Directors and Management of Handleman Company at the Somerset Inn, 2601 West Big Beaver Road, Troy, Michigan for the Annual Meeting of Shareholders on Monday, September 10, 2001 at 2:00 p.m.

         The Notice of Annual Meeting, proxy statement and proxy card accompanying this letter describe in detail the matters to be acted upon at the meeting.

         It is important that your shares be represented and voted at the Annual Meeting, regardless of the number that you hold. Whether or not you plan to attend the meeting, you are urged to sign, date and return your proxy card as soon as possible in the enclosed envelope to which no postage need be affixed if mailed in the United States. This will not prevent you from voting your shares in person at the meeting before voting closes if you wish to do so.

         We look forward to seeing you at the Annual Meeting. On behalf of the Management and Directors of Handleman Company, I want to thank you for your continued support and confidence in Handleman Company.

                                            Sincerely,

                                            /s/ Stephen Strome
                                            ------------------------------------
                                            Stephen Strome
                                            Chairman and Chief Executive Officer

                               HANDLEMAN COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 10, 2001

To the Shareholders of Handleman Company:

         The Annual Meeting of Shareholders of Handleman Company (the "Company") will be held at the Somerset Inn, 2601 West Big Beaver Road, Troy, Michigan 48084, on Monday, September 10, 2001, at 2:00 p.m., Eastern Daylight Time, for the following purposes:

         (1) To elect three Directors of the Company to serve until the Annual Meeting of Shareholders in 2004.

         (2) To approve the Handleman Company 2001 Stock Option and Incentive Plan, which authorizes the granting of stock options, restricted stock and performance shares, as set forth in the accompanying proxy statement.

         (3) To approve the Handleman Company 2001 Employee Stock Purchase Plan, as set forth in the accompanying proxy statement.

         (4) To consider such other business as may properly come before the meeting.

         Only shareholders of record of Handleman Company at the close of business on July 16, 2001 will be entitled to vote at the meeting.

         A copy of the Annual Report of the Company for the fiscal year ended April 28, 2001 accompanies this Notice.

                                        By Order of the Board of Directors,

                                        /s/ Stephen Strome
                                        ------------------------------------
                                        Stephen Strome
                                        Chairman and Chief Executive Officer




Troy, Michigan
August 3, 2001

                               HANDLEMAN COMPANY
                               500 KIRTS BOULEVARD
                           TROY, MICHIGAN 48084-4142

                               ------------------

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD SEPTEMBER 10, 2001

GENERAL INFORMATION

         This proxy statement contains information related to the Annual Meeting of Shareholders of Handleman Company (the "Company") to be held at the Somerset Inn, 2601 West Big Beaver Road, Troy, Michigan 48084, on Monday, September 10, 2001, at 2:00 p.m., Eastern Daylight Time. The approximate mailing date for this proxy statement and the proxy is August 3, 2001.

         At the Company's Annual Meeting, shareholders will act upon the matters outlined in the accompanying Notice of Annual Meeting, including the election of Directors, approval of the Company's 2001 Stock Option and Incentive Plan and approval of the Company's 2001 Employee Stock Purchase Plan. In addition, the Company's management will report on the performance of the Company during fiscal 2001 and respond to questions from shareholders.

         It is important that your shares be represented at the meeting. If you are unable to attend the meeting, please sign and date the enclosed proxy and return it to the Company. The proxy is solicited by the Board of Directors of the Company. The shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. The expenses in connection with the solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by its Directors, Officers and employees. In addition, the Company has retained Georgeson Shareholder, 111 Commerce Road, Carlstadt, New Jersey 07072-2586, to aid in the solicitation of proxies from brokers, banks, other nominees and institutional holders at a fee not to exceed $6,000 plus out-of-pocket expenses. The Company will reimburse brokers or other nominees for their expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it at any time before it is voted.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only holders of record of shares of $.01 par value common stock (the "Common Stock") at the close of business on July 16, 2001 are entitled to notice of, and to vote at, the meeting or at any adjournment or adjournments thereof, each share having one vote. On the date of record, the Company had issued and outstanding 26,685,019 shares of Common Stock.

         Based on information filed with the Securities and Exchange Commission ("SEC"), or otherwise provided to the Company, as of July 16, 2001, a) Fidelity Management & Research Company, 82 Devonshire Street, Boston, Massachusetts 02109-3614, owns 2,049,400 shares (7.7%) of the Company's outstanding Common Stock, b), Franklin Resources Inc., 777 Mariners Island Blvd., San Mateo, California 94403-7777, owns 1,900,000 shares (7.1%) of the Company's outstanding Common Stock and c) Dimensional Fund Advisors, 1299 Ocean Avenue, Santa Monica, California 90401, owns 1,779,836 shares (6.7%) of the Company's outstanding Common Stock. Management does not know of any other person who, as of July 16, 2001, beneficially owned more than 5% of the Company's Common Stock.

                            I. ELECTION OF DIRECTORS

         The Board of Directors proposes that James M. Barth, Elizabeth A. Chappell and Peter J. Cline be elected as Directors of the Company to hold office until the Annual Meeting of Shareholders in 2004 or until their successors are elected and qualified. The persons named in the accompanying proxy intend to vote all valid proxies received by them for the election of the nominees named above, unless such proxies are marked to the contrary. The three nominees receiving the greatest number of votes cast at the meeting or its adjournment shall be elected. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast. In case any nominee is unable or declines to serve, which is not anticipated, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders.

         The following information is furnished with respect to each nominee for election as a Director, each person whose term of office as a Director will continue after the meeting and each Executive Officer of the Company as of April 28, 2001 named in the Summary Compensation Table herein. The term of Alan
E. Schwartz as a Director expires with this Annual Meeting, and Mr. Schwartz has chosen not to be nominated for re-election.

                                                                                                               PERCENTAGE OF
                                                                                                                   TOTAL
                                                                                                     SHARES       COMMON
                                                                                                   OF COMMON    STOCK OF THE
                                                                                                     STOCK        COMPANY
                                                 POSITIONS AND OFFICES                            BENEFICIALLY  BENEFICIALLY   TERM
NAME AND YEAR FIRST                            WITH THE COMPANY AND OTHER                          OWNED AS OF  OWNED AS OF     TO
BECAME A DIRECTOR                AGE   PRINCIPAL OCCUPATIONS AS OF JULY 16, 2001                 JULY 16, 2001 JULY 16, 2001  EXPIRE
====================================================================================================================================
                                       NOMINEES FOR ELECTION AS DIRECTORS FOR A THREE-YEAR TERM
John M. Barth (1995).............55    President and Chief Operating Officer of
                                       Johnson Controls, Inc.....................................       5,083        *          2004
Elizabeth A. Chappell (1999).....43    Business Consultant - Private Practice....................       6,789        *          2004
Peter J. Cline...................54    President and Chief Operating Officer of the Company......     111,879        *          2004

                                       DIRECTORS CONTINUING IN OFFICE
Stephen Strome (1989)............56    Chairman of the Board and Chief Executive Officer
                                       of the Company............................................     537,238 (1)  2.0%         2003
James B. Nicholson (1991)........58    President and Chief Executive Officer of
                                       PVS Chemicals, Inc........................................       9,183        *          2003
Lloyd E. Reuss (1993)............65    Former President of General Motors Corporation............      10,283        *          2003
David Handleman (1946)...........85    Chairman Emeritus of the Board............................     610,842      2.3%         2002
Richard H. Cummings (1962).......79    Retired Senior Vice Chairman of the Board of
                                       NBD Bancorp, Inc. and of NBD Bank.........................      14,083        *          2002
Sandra E. Peterson (2001)........42    Senior Vice President - Health Businesses, Merck-Medco,
                                       Wholly Owned Subsidiary of Merck & Co.....................         849        *          2002

                                       OTHER EXECUTIVE OFFICERS
Gerardo I. Lopez.................41    Senior Vice President - General Manager of
                                       Customer Teams, H.E.R....................................        6,600 (1)    *            --
Leonard A. Brams.................50    Senior Vice President - Finance, Chief Financial Officer
                                       and Secretary............................................       55,768 (1)    *            --
Stephen Nadelberg................60    Senior Vice President - President of
                                       North Coast Entertainment................................       57,989 (1)    *            --
All Directors and Executive Officers as a group (13 persons)....................................    1,437,046 (3)  5.4%           --

* Less than 1%

(1) The number shown above as beneficially owned by Messrs. Strome, Cline, Lopez, Brams and Nadelberg includes 335,250, 77,000, 6,600, 44,000 and 54,000 shares, respectively, which they have the right to acquire within 60 days of July 16, 2001 pursuant to the Company's stock option plans (assuming, in certain instances that the stock price reaches certain levels) and 1,070, 887, 1,290 and 547 shares, respectively, which have been credited to each of Messrs. Strome, Cline, Brams and Nadelberg under the Company's salary deferral plan (the "401(k) Plan").

(2) All Executive Officers and Directors of the Company as a group (13 persons) beneficially owned 1,437,046 shares (5.4%) of the Company's outstanding Common Stock as of July 16, 2001, including 516,850 shares which they have the right to acquire within 60 days of that date pursuant to the Company's stock option plans and 4,746 shares which have been credited to them under the 401(k) Plan.

OTHER INFORMATION RELATING TO NOMINEES AND DIRECTORS

         Following each Director's name and the year in which he or she first became a Director is a brief account of the business experience of each nominee and continuing Director of the Company during the past five years.

DAVID HANDLEMAN 1946

         Mr. Handleman has served as Chairman Emeritus of the Board since January 12, 2001. From December 1, 1974 through January 11, 2001 Mr. Handleman served as Chairman of the Board. Mr. Handleman retired as an Officer and employee of the Company effective July 1, 1993, but continued in the non-officer position of Chairman of the Board after that date until January 11, 2001. Mr. Handleman also performs services for the Company as part of an advisory and non-compete agreement entered into with the Company in 1989.

RICHARD H. CUMMINGS 1962

         Mr. Cummings is the retired Senior Vice Chairman of the Board of Directors of NBD Bancorp, Inc. and NBD Bank.

STEPHEN STROME 1989

         Mr. Strome has served as Chairman and Chief Executive Officer of the Company since January 12, 2001. From May 1, 1991 through January 11, 2001 Mr. Strome served as President and Chief Executive Officer of the Company.

JAMES B. NICHOLSON 1991

         Mr. Nicholson has served as President and Chief Executive Officer of PVS Chemicals, Inc. since 1979. Mr. Nicholson is a Director of PVS Chemicals, Inc. and Standard Federal Bank. Mr. Nicholson is also Chairman of the Board of Amerisure Companies.

LLOYD E. REUSS 1993

         Mr. Reuss served as General Motors Corporation's Executive Vice President of New Vehicles and Systems from April 6, 1992 through his retirement on January 1, 1993. Mr. Reuss served as President of General Motors Corporation from August 1, 1990 through April 5, 1992. Mr. Reuss is a Director of International Speedway Corporation and U.S. Sugar Corporation. He is also Vice Chairman of the Board of Directors of Detroit Mortgage & Realty.

JOHN M. BARTH 1995

         Mr. Barth has served as President and Chief Operating Officer of Johnson Controls, Inc. since September 23, 1998. From October 1, 1992 through September 22, 1998, Mr. Barth served as Executive Vice President of Johnson Controls, Inc. Mr. Barth is a Director of Johnson Controls, Inc. and Edwards Brothers.

ELIZABETH A. CHAPPELL 1999

         Ms. Chappell has served as a business consultant in private practice since January 4, 2001. Ms. Chappell served as the Executive Vice President Corporate Communications and Investor Relations of Compuware Corporation from January 3, 2000 to January 3, 2001. Ms. Chappell was formerly President and Chief Executive Officer of The Chappell Group Inc., a consulting firm she founded in 1995 that specialized in strategic planning, organizational development and sales and marketing strategies. Ms. Chappell is a director of Compuware Corporation.

SANDRA E. PETERSON 2001

         Ms. Peterson has served as the Senior Vice President - Health Businesses of Merck-Medco, a wholly owned subsidiary of Merck & Co., since January 1, 1999. From April 8, 1996 through December 31, 1998 Ms. Peterson served as Executive Vice President of Nabisco Holding Company. From April 15, 1993 through April 7, 1996 Ms. Peterson served as Vice President Advanced Products and Finance, Global Operations of the Whirlpool Corporation.

PETER J. CLINE

         Mr. Cline has served as President and Chief Operating Officer of the Company since January 12, 2001. From May 3, 2000 through January 11, 2001 Mr. Cline served as Executive Vice President and Chief Operating Officer of the Company and President of Handleman Entertainment Resources. From April 25, 1994 to May 2, 2000 Mr. Cline served as Executive Vice President and President of Handleman Entertainment Resources.

         During the fiscal year ended April 28, 2001, the Board of Directors held nine meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has a standing Audit Committee. The current members of the Audit Committee are Richard H. Cummings (Chairman), John M. Barth, and Elizabeth
A. Chappell. During fiscal year 2001, the Audit Committee held five meetings. The Audit Committee is appointed by the Board of Directors of the Company to provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the internal audit function; the annual independent audit of the Company's financial statements; any financially-related legal compliance or ethics programs as established by the Board; and any other areas specified by the Board of potential significant financial risk to the Company.

         The Company has a standing Compensation and Stock Option Committee. The current members of the Compensation and Stock Option Committee are James B. Nicholson (Chairman), Elizabeth A. Chappell and Lloyd E. Reuss. During fiscal year 2001, the Committee held three meetings and made recommendations to the Board of Directors. The duties of the Committee are: recommending to the Board of Directors the remuneration arrangements for senior management; recommending to the Board of Directors compensation plans in which Officers are eligible to participate; and granting stock options, stock appreciation rights and restricted stock awards under the Company's 1998 Stock Option and Incentive Plan.

         The Company has a standing Corporate Governance and Nominating Committee. The current members of the Governance and Nominating Committee are Lloyd E. Reuss (Chairman), John M. Barth, Alan E. Schwartz and James B. Nicholson. During fiscal year 2001, the Committee held five meetings. The Committee considers the performance of incumbent Directors and recommends to the shareholders nominees for election as Directors. The Committee will consider nominees for Directors recommended by shareholders, which recommendations for the 2002 Annual Meeting of Shareholders should be submitted to the Chairman of the Committee at the Company's executive offices, no later than March 13, 2002. In February 1998, the Board of Directors adopted corporate governance guidelines recommended by the Committee. The guidelines are reviewed annually and are monitored by the Committee. The guidelines establish corporate governance standards, outline the respective responsibilities of management and the Board and provide a process for evaluating the performance of the Board. The Board has the discretion to change the guidelines and also to make exceptions to the guidelines when it is deemed to be in the best interest of the Company and its shareholders to do so. A copy of the guidelines is attached as Appendix C to this Proxy Statement.

         Each of the Directors attended at least 75% of the meetings held during fiscal 2001 by the Board and by each Committee of which the Director is a member.

CERTAIN TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

         Mr. David Handleman, Chairman Emeritus of the Board of the Company since January 12, 2001 and Chairman of the Board from 1974 through January 11, 2001, retired as an Officer and employee of the Company effective July 1, 1993. Mr. Handleman continues as a Director of the Company and as the non-officer Chairman Emeritus of the Board. Effective July 1, 1993, and during his lifetime, Mr. Handleman will receive annual payments of $300,000 per year in consideration of his performance of advisory and related services to the Company and execution of a non-competition covenant entered into with the Company in 1989. Such amount is in addition to the annual amount ($288,564) Mr. Handleman receives pursuant to the Company's pension plan. In addition, the Company paid $67,493, for certain life insurance, health insurance, automotive and club due benefits for Mr. Handleman pursuant to his agreement with the Company.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

         DIRECTOR'S COMPENSATION IN FISCAL 2001

         Officers of the Company who are Directors do not receive any additional compensation for services as a Director or as a Committee member. During fiscal 2001, all other Directors received annual retainers of $12,000 in restricted stock with 100% vesting after one year and $10,000 in cash payable in four quarterly installments of $2,500. Each Director received meeting fees of $1,000 for each Board of Directors meeting attended. Each member on a Committee of the Board of Directors was paid at the rate of $750 for each Committee meeting attended during the period of April 29, 2000 through December 13, 2000. Effective December 14, 2000 through the end of fiscal 2001 each member on a Committee of the Board of Directors was paid at the rate of $1,000 for each Committee meeting attended. Non-committee Directors who are requested in advance to participate in any Committee meeting were also paid the meeting fee. In addition, during fiscal year 2001, each Committee Chairman received an annual fee of $3,000. Directors are reimbursed for travel and other expenses related to attendance at Board and Committee meetings. The Company has approved a Deferral Plan for Payment of Director Fees which permits members of the Board of Directors to elect to defer to a future date all or any portion of their Director fees (including retainer fees, attendance fees and Committee fees), with interest to be added to deferred amounts. The Company had adopted a Director Retirement Plan which provided that after 10 years of service any outside Director would be, upon retirement, entitled to receive 50% of the annual Director fee then in effect for the lesser of the number of years the participant served as a outside Director of the Company or the life of the participant. The Director Retirement Plan was terminated during fiscal 1998. As of the termination date, Messrs. Cummings and Schwartz were fully vested and therefore eligible to receive the retirement compensation upon retirement from the Board. However, no additional years of service will be accrued and their benefits will be frozen as of the termination date of the Retirement Plan. No other outside Directors will receive any retirement benefits.

         The 1998 Stock Option and Incentive Plan allows stock option grants to outside Directors. In September 2000, options for 2,500 shares were awarded to outside Directors with a three-year graded vesting. It is contemplated that a stock option grant will be awarded annually to outside Directors.

         Mr. Handleman is not entitled to receive any Director or Committee member fees during the term of his advisory agreement. See "Certain Transactions with Executive Officers and Directors" for additional information regarding amounts paid to Mr. Handleman for advisory services.

         Under resolutions of the Board of Directors presently in effect, if a Corporate, Division or Subsidiary Officer should die while serving in such capacity, the Company will pay to the surviving spouse, or if there is no surviving spouse then to the decedent's estate, the equivalent of one year's salary (excluding bonuses) based upon the amount being received by the decedent at the time of his or her death, in 24 equal monthly installments commencing one month after death. In the event a Director should die while serving the Company in such position, the Company shall pay to the deceased's surviving spouse, or if there be no surviving spouse to the deceased's estate, the equivalent of one year's cash retainer plus any accrued but unpaid board and committee meeting fees that the deceased was entitled to receive for such services from the Company at the time of his or her death, such amount to be paid in a lump sum one month from the date of death. In addition, the Director's restricted stock retainer that the deceased was to receive for services to the Company shall immediately vest and the Company will distribute to the deceased's surviving spouse, or if there be no surviving spouse to the deceased's estate, a certificate for the shares.

SUMMARY COMPENSATION TABLE

         The following table sets forth information for each of the fiscal years ended April 28, 2001, April 29, 2000 and May 1, 1999 concerning the compensation of the Company's Chief Executive Officer and each of the Company's other four most highly compensated Executive Officers as of April 28, 2001 (collectively, the "named Executive Officers") whose annual salary and bonus exceeded $100,000.

                                                                                               LONG-TERM
                                                                                          COMPENSATION AWARDS
                                                                            ---------------------------------------------

                                                                               (2)                               (4)
                                         ANNUAL COMPENSATION (1), (3)       RESTRICTED      OPTIONS/SARS
                                       -------------------------------        STOCK          UNDERLYING       ALL OTHER
                                       FISCAL      SALARY        BONUS        AWARDS         SECURITIES      COMPENSATION
NAME AND PRINCIPAL POSITION             YEAR        ($)           ($)          (#)              (#)              ($)
-------------------------------------------------------------------------------------------------------------------------
Stephen Strome                          2001      566,923       550,000         --             65,000           1,578
  Chairman and Chief                    2000      521,562       500,000         --             65,000           1,804
  Executive Officer                     1999      494,230       500,000       36,828           60,000             861

Peter J. Cline                          2001      384,068       325,000         --             40,000           1,967
  President and Chief                   2000      321,763       316,635         --             40,000           1,538
  Operating Officer                     1999      295,772       291,885       23,324           14,000           1,100

Gerardo I. Lopez
  Senior Vice President -               2001      263,000 (5)   161,750         --             20,000             --
  General Manager of
  Customer Teams, H.E.R.

Leonard A. Brams
  Senior Vice President -Finance        2001      216,885       100,295         --             20,000           1,525
  Chief Financial Officer and           2000      208,927       145,076         --             20,000           1,405
  Secretary                             1999      193,576       155,034       11,447           12,000             488

Stephen Nadelberg                       2001      237,543        45,534         --             20,000           1,535
  Senior Vice President - President     2000      229,846        98,220         --             20,000           1,787
  North Coast Entertainment             1999      222,692       119,981        4,501           12,000           1,300



(1) Salary deferred by the named Executive Officers pursuant to the Company's 401(k) Plan follows:

                                                  2001          2000            1999
                                               -------------------------------------
                       Stephen Strome           $6,310        $7,213          $3,442
                       Peter J. Cline            7,870         6,153           4,399
                       Gerardo I. Lopez             --            --              --
                       Leonard A. Brams          6,100         7,149           5,204
                       Stephen Nadelberg         6,140         6,216           1,015


(2) The Compensation and Stock Option Committee used the services of an outside consultant who recommended that the Company make a special one-time restricted stock award to key employees to facilitate employee retention during the implementation of the Company's strategic repositioning program, which program was announced on June 2, 1998. Stephen Strome's restricted stock award vested 50% on the second anniversary from the grant date and the remaining 50% on the third anniversary. Restricted stock grants to all other key employees vested 25% on the first anniversary; 25% on the second anniversary and the remaining 50% on the third anniversary.

(3) Non-cash compensation did not exceed the lesser of $50,000 or 10% of individual cash compensation for any named Executive Officer.

(4) Represents amounts contributed to the named Executive Officers' 401(k) Plan accounts for the Company matching of employee contributions.

(5) Includes a one-time payment of $20,000 made 60 days after joining the Company in June 2000.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table provides details regarding stock options granted to the named Executive Officers in the last fiscal year.

                                             (1)                                                             (4)
                                          % OF TOTAL                                             POTENTIAL REALIZABLE VALUE
                                            OPTIONS                                              AT ASSUMED ANNUAL RATES OF
                                            GRANTED                                               STOCK PRICE APPRECIATION
                                         TO EMPLOYEES         (2)                                      FOR OPTION TERM
                          NUMBER OF           IN         EXERCISE PRICE          (3)
NAME                   OPTIONS GRANTED    FISCAL YEAR      PER SHARE        EXPIRATION DATE           5%            10%
===========================================================================================================================
Stephen Strome            65,000             13.0%         $10.3125          June 13, 2010        $421,600      $1,068,300
Peter J. Cline            40,000              8.0           10.3125          June 13, 2010         259,400         657,400
Gerardo I. Lopez          20,000              4.0           10.3125          June 13, 2010         129,700         328,700
Leonard A. Brams          20,000              4.0           10.3125          June 13, 2010         129,700         328,700
Stephen Nadelberg         20,000              4.0           10.3125          June 13, 2010         129,700         328,700

(1) The total number of shares subject to options granted to employees in fiscal 2001 was 499,594.

(2) The exercise price (which corresponded to the fair market value of the Common Stock on the date of grant) may paid in cash, or, with the consent of the Compensation and Stock Option Committee, in Common Stock of Company, by a promissory note, or in such other manner as the Committee determines is appropriate in its sole discretion. The Compensation and Stock Option Committee has approved the issuance of reload options in certain circumstances and with certain restrictions. A reload option is an option granted to an employee when the employee exercises an option using previously owned shares.


(3) The options become exercisable up to 33 1/3% on or after June 13, 2001 and prior to June 13, 2002; up to 66 2/3% or after June 13, 2002 and prior to June 13, 2003; up to 100% on or after June 13, 2003.

(4) The Potential Realizable Value is calculated based on the fair market value on the date of grant, which is equal to exercise price of options granted in fiscal 2001, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the SEC, and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions, well as the optionee's continued employment through the exercise/vesting period. There can be no assurance that amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning the value of unexercised options held by the named Executive Officers on April 28, 2001. This table also includes the number of shares covered by both exercisable and non-exercisable stock options as of the last day of the fiscal year. No stock options were exercised by the named Executive Officers during fiscal year ended April 28, 2001.

                                                                                                (1)
                                   NUMBER OF UNEXERCISED OPTIONS                  VALUE OF UNEXERCISED IN-THE-MONEY
                                      AT FISCAL YEAR-END (#)                        OPTIONS AT FISCAL YEAR-END ($)
NAME OF INDIVIDUAL               EXERCISABLE (E)/UNEXERCISABLE (U)                EXERCISABLE (E)/UNEXERCISABLE (U)
======================================================================================================================

Stephen Strome                          341,645 (E)                                          $699,700 (E)
                                        108,355 (U)                                            68,100 (U)
Peter J. Cline                           86,320 (E)                                           135,700 (E)
                                         66,680 (U)                                             4,700 (U)
Gerardo I. Lopez                              0 (E)                                                 0 (E)
                                         20,000 (U)                                             1,400 (U)
Leonard A. Brams                         30,600 (E)                                            57,600 (E)
                                         33,400 (U)                                             2,400 (U)
Stephan Nadelberg                        40,600 (E)                                           103,000 (E)
                                         33,400 (U)                                             2,400 (U)

(1) Assumes, for all unexercised in-the-money options, the difference between the exercise price and the market price ($11.29 per share) of the Company's Common Stock as of April 28, 2001.

PENSION PLAN

         The Company has a pension plan (the "plan") covering all employees of the Company who have reached the age of 21 and completed one year of service, except for employees covered by a collective bargaining agreement which does not provide for plan coverage. The plan provides pension benefits, death benefits and disability benefits for covered employees. For the fiscal year ended April 28, 2001, employees with five or more years of service were entitled to monthly pension benefits beginning at normal retirement age (65). The computation of benefits under the plan is based upon a formula which takes into consideration retirement age, years of service up to 30 years, average annual compensation during the highest five consecutive year period within the 10 years preceding retirement, and the average of the taxable wage base for social security purposes over the employee's career. The plan permits early retirement at ages 55-64 for employees with 10 or more years of service. A death benefit equal to a portion of the employee's accrued benefit is paid to the employee's spouse if the employee dies after becoming vested under the plan. An employee with 10 or more years of service whose employment by the Company terminates prior to his or her normal retirement date due to his or her permanent and total disability is entitled to receive a disability retirement benefit.

         The compensation covered by the plan includes all earnings from the Company as reported on the employee's W-2 form, for base pay plus overtime and bonus payments only, plus salary deferrals under the Company's 401(k) Plan, up to a maximum of $170,000 for calendar year 2001.

         The following table illustrates current annual benefits payable under the plan upon retirement at age 65 to persons in certain compensation and years of service classifications. The benefits are computed on the basis of a straight life annuity and are not subject to deductions for social security or other offset amounts.

            FINAL AVERAGE            TEN YEARS          TWENTY YEARS            THIRTY YEARS
            COMPENSATION            OF SERVICE           OF SERVICE              OF SERVICE
            --------------------------------------------------------------------------------
             $170,000*                $21,381             $42,762                 $64,144

*Compensation which may be considered for any purpose under a qualified pension plan is limited for calendar year 2001 to $170,000.

         The Internal Revenue Code limits the benefits which can be paid from any funded pension plan that qualifies for federal tax exemption. The amount for calendar year 2001 is $140,000.

         As of April 28, 2001 the credited years of service under the plan for the named Executive Officers were as follows: 23 for Stephen Strome; 7 for Peter
J. Cline; 0 for Gerardo I. Lopez, 4 for Leonard A. Brams; and 4 for Stephen Nadelberg.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The Company sponsors a Supplemental Executive Retirement Plan (the "SERP") covering a select group of management employees of the Company. The SERP provides supplemental retirement income, and death and disability benefits. Covered employees with five or more years of service are entitled to monthly retirement income beginning at normal retirement age (65). The SERP permits early retirement at ages 55-64 for employees with 10 or more years of service. The computation of benefits under the SERP is based upon a formula which takes into consideration retirement age, years of service up to a maximum of 30 years, and average annual compensation during the highest five consecutive years within the 10 years preceding retirement. A death benefit equal to a portion of the employee's accrued benefit is paid to the employee's spouse if the employee dies after becoming vested under the SERP. An employee with 10 or more years of service whose employment by the Company terminates prior to his or her normal retirement date due to his or her total and permanent disability is entitled to receive a disability retirement benefit.

         The compensation covered by the SERP includes all earnings from the Company as reported on the employee's W-2 form, for base pay, overtime, and bonus payments, plus salary deferrals. No maximum applies to compensation covered under the SERP.

         The benefit amount calculated under the formula is computed on the basis of a straight life annuity and is subject to an offset by benefits provided under the pension plan.

         The following table illustrates current annual benefits payable under the SERP upon normal retirement at age 65 to persons in certain compensation and years of service classifications. These benefits are in addition to benefits payable under the Company pension plan.

            FINAL AVERAGE           TEN YEARS          TWENTY YEARS           THIRTY YEARS
            COMPENSATION            OF SERVICE          OF SERVICE             OF SERVICE
            ------------------------------------------------------------------------------
            $ 170,000               $   8,369            $  16,737             $   25,106
              250,000                  22,369               44,737                 67,106
              350,000                  39,869               79,737                119,606
              450,000                  57,369              114,737                172,106
              550,000                  74,869              149,737                224,606

         As of April 28, 2001 the credited years of service under the SERP for the named Executive Officers were as follows: 23 for Stephen Strome; 7 for Peter
J. Cline; 0 for Gerardo I. Lopez, 4 for Leonard A. Brams; and 4 for Stephen Nadelberg.

CHANGE IN CONTROL AGREEMENTS

         The Company entered into Change in Control Agreements (the "Agreements") with Stephen Strome, Peter J. Cline, Leonard A. Brams and Stephen Nadelberg in the event their employment is terminated as a result of, or in the connection with, a change in control (as defined in the Agreements). The Agreements end December 31, 2001 and are automatically renewed to December 31 of each subsequent year unless and until the Company or the named Executive Officer sends a written notice of termination to the other party.

         In event of termination of employment or other specified changes in the employment relationship within 24 months following a change in control, the Agreements generally provide for payments of accrued salary and bonus not paid plus a severance payment equal to the sum of base salary and the average of the annual bonus accrued during the three fiscal years prior to the termination date times 2.99. The Agreements also entitle each named Executive Officer to continue participation in the Company's life and health insurance benefits for 36 months following the termination date. In addition, all stock options granted to the named Executive Officer under the Company's 1998 Stock Option and Incentive Plan or any other incentive plan or arrangement will become 100% vested and immediately exercisable.

         Based on current salaries, if Messrs. Strome, Cline, Brams or Nadelberg had terminated their employment as of April 28, 2001 under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of $3,264,000, $2,059,000, $1,057,000, $984,000, respectively.

PERFORMANCE GRAPH

         The following line graph compares the cumulative total shareholder return for the Company's Common Stock with the cumulative total return of the Standard & Poor's 500 Composite Index and the Russell 2500 Index, for the past five-year period.

                       COMPARISON OF FIVE YEAR CUMULATIVE
                          TOTAL RETURN AMONG COMPANY,
                                  S&P 500 AND
                                  RUSSELL 2500


                                    [GRAPH]

         Assumes an investment of $100 in the Company's Common Stock, the S&P 500 Composite Index and Russell 2500 Index as of the last day of fiscal 1996. It shows the cumulative total return for the Company's last five fiscal years assuming reinvestment of dividends.

         The Company does not believe it feasible to provide a peer group comparison since any entities that could conceivably be deemed "peers" are either privately-held companies or subsidiaries or divisions of larger publicly-held companies. Therefore, the Company has selected the Russell 2500 Index on the basis of similar market capitalization.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

         INTRODUCTION

         The Compensation and Stock Option Committee (the "Committee") of the Board is composed of three independent outside Directors who have no interlocking relationships as defined by the SEC. The members of the Committee are James B. Nicholson (Chairman), Elizabeth A. Chappell and Lloyd E. Reuss. The Committee establishes the compensation policy for the Company's executives and reviews the salaries, bonuses and stock incentives of each of the Executive Officers including the Chief Executive Officer. The Committee administers the Company's 1998 Stock Option and Incentive Plan and prior stock option plans.

         GENERAL POLICIES

         The Company's compensation policies reflect its belief that the compensation of its key employees (including Executive Officers) should: (1) provide a compensation program that motivates key employees to achieve their strategic goals by tying compensation to the performance of the Company and applicable business units, as well as, to individual performance; (2) provide compensation reasonably comparable to that offered by other leading companies to attract and retain talented executives; and to (3) align the interests of its key employees with the long-term interests of the Company's shareholders through the award of stock incentives. The compensation packages offered to key employees are based on the review of compensation survey studies and the advice of compensation consultants. In assessing salary levels from a comparability standpoint, the Committee refers to compensation surveys based on different groups of corporations with approximately the same sales volume as the Company.

         The Committee has not taken into the account the impact of Section 162(m) of the Internal Revenue Code (which disallows certain deductions for executive compensation exceeding $1,000,000 per year) in determining the level of executive compensation.

         BASE SALARIES

         Base salaries are established by analyzing and evaluating the responsibilities of a given position and a comparison of compensation levels of similar positions in the competitive marketplace on both a regional and national basis. Each position is included in a structure of graduated salary levels that have been set up by reference to the pay practices of the companies included in the outside consultant's compensation surveys. Salary levels are reviewed annually and are subject to adjustment based on the general movement in salaries in the job market, as well as the individual's job performance, contributions to the Company and changes in job responsibilities.

         BONUSES

         The Company's bonus program is intended to encourage and reward the achievement of corporate objectives. The named Executive Officers participate in the bonus program. Awards under the bonus program, during fiscal 2001, were based on the Company attaining certain levels of operating income and cash flow. In fiscal 2001, Messrs. Cline, Lopez, Brams, and Nadelberg received bonuses based on the operating performance and cash flow of their individual business units and the consideration of personal objectives.

         STOCK PLANS

         The Company's shareholders approved the adoption of the Handleman Company 1998 Stock Option and Incentive Plan (the "Plan") which authorizes the granting of stock options, stock appreciation rights and restricted stock.

         The Committee believes that stock ownership by key employees (including Executive Officers) and stock-based performance compensation arrangements foster an interest in the enhancement of shareholder value and thus align management's interests with that of the shareholders. In fiscal 2001, stock options were awarded pursuant to the Plan to key employees in amounts reflecting the participant's position and ability to influence the Company's overall performance. In determining the size of individual awards, the Committee considered the amount of options outstanding and previously granted, both in the aggregate and with respect to the particular executive and the amount of options remaining available for grant under the Plan. The Committee's policy has been to utilize vesting periods to encourage key employees to continue in the employ of the Company, and to grant options to provide a long-term incentive. The exercise price of the options is based on the fair market value of the underlying shares on the date of the grant. Thus, such options have value only if the price of the underlying shares increases.

         STOCK OWNERSHIP PROGRAM

         The Company has adopted certain minimum stock ownership guidelines for key management. For the Chief Executive Officer it is expected that he would own shares having a value of three times his base salary. For other members of management the value of shares owned would range from .33 to 2.0 times base salary.

         The employees will be given until April 30, 2002 to achieve the stock ownership guidelines, which may be satisfied through direct ownership of shares, including shares received upon exercise of options.

         The Company also adopted minimum stock ownership guidelines for outside Directors. Each outside Director of the Company will be expected to own Handleman Company Common Stock by April 30, 2002 generally equivalent to a market price equal to three times the annual cash and stock retainer paid to the outside Director by the Company.

         OTHER COMPENSATION

         At various times in the past the Company has adopted certain broad-based employee benefit plans in which key management employees have been permitted to participate and has adopted certain Executive Officer retirement, life and health insurance and automotive plans. Other than with respect to the Company's 401(k) Plan, which includes a Company Common Stock Fund so as to further align employees' and shareholders' long-term financial interests, benefits under these plans are not directly or indirectly tied to Company performance.

         CHIEF EXECUTIVE OFFICER COMPENSATION

         The annual base salary earned in fiscal 2001 by Stephen Strome, the Company's Chief Executive Officer, was $566,923. Compensation for the Chief Executive Officer is determined through a process similar to that discussed for other Executive Officers. Mr. Strome was paid a bonus of $550,000 in fiscal 2001 based on the overall performance of the Company in terms of operating results and cash flow. In fiscal 2001, Mr. Strome was awarded a Nonqualified Stock Option Grant to purchase 65,000 shares of the Company's stock (see "Option Grants in the Last Fiscal Year"). The goal of the grant is to ensure attention to the Company's long-term strategies and objectives. The Committee believes Mr. Strome's compensation to be competitive with compensation practices of the companies included in the survey prepared by the outside consultant.

         BY THE COMPENSATION AND STOCK OPTION COMMITTEE:

         James B. Nicholson (Chairman)
         Elizabeth A. Chappell
         Lloyd E. Reuss

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Handleman Company Board of Directors is composed of three independent directors. The Audit Committee is governed by the Audit Committee Charter adopted by the Board of Directors.

         As set forth in the Audit Committee Charter, the Committee is appointed by the Board of Directors to, among other duties and responsibilities, provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the internal audit function; and the annual independent audit of the Company's financial statements.

         Management has responsibility for the Company's financial statements and financial reporting processes, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.

         The Committee reviews the Company's financial statements and financial reporting processes on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has met and held discussions with management, the internal auditors and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee has reviewed and discussed the audited consolidated financial statements contained in the fiscal year 2001 Annual Report on SEC Form 10-K with management and the independent auditors.

         The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the letter regarding its independence provided to the Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

         Based upon, and in reliance upon, the Committee's discussions with management and the independent auditors referred to above, the Committee's review of the representations of management and the report of the independent auditors, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2001 (fiscal year ended April 28, 2001) for filing with the Securities and Exchange Commission.

BY THE AUDIT COMMITTEE:

         Richard H. Cummings (Chairman)
         John M. Barth
         Elizabeth A. Chappell

             II. PROPOSAL TO ADOPT THE HANDLEMAN COMPANY 2001 STOCK
                           OPTION AND INCENTIVE PLAN

         The Board of Directors proposes that the shareholders approve the Company's 2001 Stock Option and Incentive Plan (the "Plan"). Under the Plan, stock options (both Nonqualified and Incentive Options, as defined in the Plan), restricted stock, and rights to obtain performance shares, may be granted to key employees and outside Directors (the "Participants") of the Company or of any corporation in which the Company owns stock possessing more than 25% of the combined voting power of all classes of stock (a "Subsidiary"). The stock options, restricted stock, and rights to obtain performance shares to be granted or awarded under the Plan relate to shares of the Company's Common Stock.

         The Board of Directors adopted the Plan on June 13, 2001 subject to approval by the Company's shareholders. The Board of Directors believes that it is in the best interests of the Company and its shareholders to be able to offer stock options, restricted stock and rights to obtain performance shares to key employees (including officers who are also key employees) and outside Directors in accordance with the terms of the Plan in order to provide increased incentives for such employees and outside Directors to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of key employees and outside Directors with the interests of the shareholders of the Company, and to help the Company and its Subsidiaries attract and retain key employees and outside Directors. The Company's existing incentive plans, as approved by the shareholders, do not contain provisions for granting of performance shares; the Board felt that performance shares should provide an additional incentive for key employees to make long-term contributions to the Company and accordingly included provisions for granting rights to obtain performance shares in the Plan. The Plan does not contain provisions for granting stock appreciation rights, unlike the Company's existing incentive plans which contain such provisions; the Company has not made stock appreciation rights grants and believes they are less favorable than other types of grants for various reasons. Adoption of the Plan, however, could have an "anti-takeover" effect, particularly with regard to the award of restricted stock which generally will require no payment from the employee.

         The Company's 1998 Stock Option and Incentive Plan, under which 550,206 shares remained available for award as of July, 2001, would continue in effect in accordance with its terms upon approval of the Plan by the Company's shareholders.

         In order to obtain shareholder approval of the Plan, a majority of the votes cast by shareholders present, in person or by proxy, at the Annual Meeting of Shareholders must be cast in favor of the Plan.

         A FULL COPY OF THE PLAN IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT. THE MAJOR FEATURES OF THE PLAN ARE SUMMARIZED BELOW, BUT THIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT OF THE PLAN. CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS GIVEN THEM IN THE PLAN.

ADMINISTRATION

         The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors. The Committee will be comprised of outside Directors who meet the standards of Rule 16b-3 under the Securities Act of 1934, as amended, or any similar successor rule and would be deemed "outside Directors" under Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee will determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, restricted stock, and rights to obtain performance shares, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock options, restricted stock and rights to obtain performance shares. In addition, the Committee is authorized to interpret the Plan, to make, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration, all subject to the provisions of the Plan.

PLAN PARTICIPANTS

         The selection of persons who are eligible to participate in the Plan and grants and awards to those individuals are determined by the Committee, in its sole discretion. The only established criterion to determine eligibility under the Plan is that individuals must be outside Directors or key employees (including officers who are also key employees) of the Company or any Subsidiary. Each grant or award under the Plan is to be evidenced by a written agreement which will contain such provisions as may be approved by the Committee.

SHARES SUBJECT TO GRANT OR AWARD

         In general, the Plan limits the maximum number of shares of stock which may be issued pursuant to restricted stock awards, stock options, and performance shares to 1,600,000 (of which no more than 1,200,000 shares may be granted as restricted stock or performance shares). In addition, the maximum number of stock options, restricted stock or rights to obtain performance shares that can be granted to any Participant during any calendar year cannot exceed 200,000 shares and the maximum number of shares that can be granted to any outside Director Participant during a calendar year cannot exceed 10,000 shares.

         The number of shares subject to each outstanding stock option, restricted stock award or performance share right, the option price with respect to outstanding stock options, the aggregate number of shares remaining available at any time under the Plan, and the maximum number of shares as to which grants or awards may be made to an individual Participant during any calendar year will be subject to adjustment by the Committee to reflect events such as stock dividends, stock splits, recapitalizations, mergers, consolidations, or reorganizations of or by the Company.

AMENDMENT OR TERMINATION OF THE PLAN

         The Board of Directors may without shareholder approval terminate or amend the Plan or any award or agreement pursuant to the Plan at any time, provided the Board may not, without shareholder approval, amend the Plan so as to increase the maximum number of shares in the aggregate which are subject to the Plan or with respect to which grants or awards may be made to individual Participants, modify the requirements as to eligibility for participation under the Plan or materially increase the benefits accruing to the Participants under the Plan, and the Board may not, without consent of the holder of a stock option, restricted stock award or performance share right, alter or amend any stock option, restricted stock, or right to performance shares, which has been previously granted or awarded under the Plan (except as otherwise specifically provided in the Plan).

         Unless sooner terminated by the Board of Directors, the Plan will terminate on June 12, 2011, which is 10 years after its adoption by the Board of Directors. The termination of the Plan will not affect the validity of any stock option, restricted stock award or performance share right outstanding on the date of termination.

STOCK OPTIONS

         GRANT AND EXERCISE OF STOCK OPTIONS

         Both Incentive Options and Nonqualified Options may be granted under the Plan. An Incentive Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Any Incentive Option granted under the Plan will have an exercise price of not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to a Participant who owns more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary of the Company, the exercise price for such option must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted. A Nonqualified Option granted under the Plan (i.e., an option to purchase the Common Stock that does not meet the Code's requirements for Incentive Options) must have an exercise price of not less than 100% of the fair market value of the shares subject to the option on the date on which the option is granted.

         The Committee is to specify in its grants of stock options the time or times at which such options will be exercisable. At the time of exercise of any option granted pursuant to the Plan, the Participant must pay the full option price of all shares purchased in cash or, with the consent of the Committee, (i) in Common Stock of the Company, (ii) by a promissory note payable to the order of the Company which is acceptable to the Committee, (iii) by retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value equal to the option price of the number of shares with respect to which the Participant exercises the option, (iv) by a broker delivering to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the broker's sale of, or loan against, some or all of the shares, (v) in the event the Company has in effect a stock repurchase program, by the Company paying to the Participant in cash the difference between the exercise price and the fair market value of the number of shares with respect to which the Participant exercises the option, less the appropriate amount of withholding taxes, or (vi) in such other manner as the Committee determines is appropriate, in its sole discretion. The fair market value of stock with respect to which Incentive Options are exercisable for the first time in any one year by a Participant under the Plan cannot exceed $100,000.

         No stock option may be exercised prior to six months (12 months for an outside Director) from the date of grant unless the Participant retires, dies or becomes disabled prior thereto.

         TERM OF STOCK OPTIONS

         No stock option granted under the Plan may remain outstanding for more than 10 years from the date of grant. With respect to an Incentive Option granted to a Participant who, at the time of the grant, owns more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option will, however, expire not more than five years after the date of the grant.

         CONTINUATION OF EMPLOYMENT

         Unless the Committee in its discretion determines otherwise, stock options granted under the Plan may be exercised only while a Participant is an employee of the Company or a Subsidiary (or an outside Director). If the Participant's employment is terminated, the Committee may, in its discretion and on certain terms and conditions specified in the Plan, extend the period of time in which the stock options may be exercised. Nevertheless, no stock option is to be exercisable after its expiration date and a stock option may only be exercised after termination of the Participant's employment to the extent that it would have been exercisable on the date of termination of the Participant's employment, provided, however, that if the termination of employment (or of an outside Director's service as a Director) is due to death, disability or retirement at a retirement age permitted under the Company's retirement plan, all stock options granted to such Participant thereupon become exercisable in full.

         The Plan provides that, as a condition to granting a stock option under the Plan, the Committee may require that the prospective Participant agree in writing to remain in the employ of the Company or a Subsidiary for a designated minimum period from the date of the granting of such stock option and may further require that any Participant agree in writing to comply with any confidentiality, non-solicitation, non-competition and non-disparagement provisions. Nothing in the Plan or any grant or award confers any right to continued employment.

         NON-TRANSFERABILITY OF STOCK OPTIONS

         No stock option granted under the Plan is permitted to be transferred by a Participant other than by will or by the laws of descent and distribution, and such stock option may be exercisable, during the lifetime of the Participant, only by the Participant. The Committee may, however in its sole discretion and subject to such terms and conditions as it may prescribe, permit a Participant to transfer a Nonqualified Option.

         REPRICING OF STOCK OPTIONS

         No decrease in the option price (through amendment, cancellation or replacement grants, or any other means) of any stock option previously granted to a Participant where such decrease would be deemed to be a repricing thereof in accordance with Item 402(i) of Regulation S-K, or any similar or successor provision, promulgated by the Securities and Exchange Commission, shall be valid or effective unless such repricing shall be approved by a majority of the shareholders of the Company who vote on such repricing within 12 months of the date of such repricing.

RESTRICTED STOCK

         Subject to the terms of the Plan, the Committee may award shares of restricted stock to the Participants. Generally, a restricted stock award will not require the payment of any option price by the Participant, but will call for the transfer of shares to the Participant subject to forfeiture, without payment of any consideration by the Company, if the Participant's employment terminates during a "restricted" period (which must be at least six months) specified in the award of the restricted stock. If the Participant's employment terminates as a result of his or her death or permanent disability or retirement at a permitted retirement age, the restrictions shall lapse. Although the Participant is not permitted to sell, transfer, pledge, hypothecate or otherwise encumber shares acquired upon the grant of restricted stock during the restricted period, the Participant has the right to vote, and receive any dividends payable with respect to, such shares. No action by the Committee confers upon any Participant any right to continuation of employment with the Company or a Subsidiary. The Committee may also prescribe other terms and conditions in connection with the award of restricted stock.

PERFORMANCE SHARES

         Subject to the terms of the Plan, the Committee may grant to a Participant the right to obtain performance shares. The Participant's right to obtain performance shares is subject to the attainment of one or more performance goals over a performance period prescribed by the Committee. The performance goal applicable to an award to a Participant of the right to obtain performance shares would be based upon free cash flow and/or cash flow return on investment of the Company, a Subsidiary or a division or unit thereof. The performance goal may also be based upon stock price, market share, sales, revenues, earnings per share, return on equity, total shareholder return, costs, net income and/or margins of the Company, a Subsidiary or a division or unit thereof. The specific targets and other details of the performance goal are to be established by the Committee in its discretion.

         The performance goal applicable to an award to a Participant of the right to obtain performance shares shall be established by the Committee in writing at any time during the period beginning on the date of the award and ending on the earlier of (i) ninety (90) days after the commencement of the performance period applicable to the award, or (ii) expiration of the first 25% of the performance period; provided, however, that there must be substantial uncertainty whether a performance goal will be attained at the time it is established by the Committee.

         Unless otherwise determined by the Committee in the case of a Participant who dies or becomes permanently disabled, performance shares shall be issued to a Participant only after (i) expiration of the performance period and attainment of the performance goal applicable to the award, and (ii) issuance of a written certification by the Committee (including approved minutes of the meeting of the Committee at which the certification is made) that the performance goal and any other material terms of the award have been attained or satisfied.

         No Participant shall have any of the rights of a shareholder of the Company in respect of the shares covered by a performance share award until the actual issuance of the shares to said Participant and, prior to such issuance, no adjustments shall be made for dividends, distributions or other rights in respect of such shares, except as provided in the Plan.

         In its discretion and subject to such terms and conditions as it may impose the Committee may permit a Participant to elect to defer receipt of performance shares to a time later than the time the shares otherwise would be issued to the Participant.

         In the discretion of the Committee, in lieu of settling a performance share award by issuance of shares of Common Stock of the Company to a Participant, all or a portion of the award may be settled by payment of cash to the Participant in an amount equal to the then fair market value of the otherwise issuable shares; provided, however, that the amount of cash paid to any Participant during any calendar year in settlement of a performance share award shall not exceed $1,000,000.

         In its discretion, the Committee may subject a performance share award to a Participant to any other terms or conditions not inconsistent with the foregoing, including, without limitation, a requirement that the Participant remain an employee of the Company or a Subsidiary (including at or above a specified salary grade) for the entire performance period applicable to the award.

CHANGE IN CONTROL

         Notwithstanding any other provision of the Plan or any provision of a grant or award agreement, in the event the Committee determines that there has been or will be a change in control of the Company or of any Subsidiary, the Committee may, without the consent of the holder, provide for any treatment of outstanding stock options, restricted stock, or performance share grants or awards which it determines, in its discretion, to be appropriate. Such treatment may include, without limitation, acceleration of vesting of stock options, release of restrictions applicable to restricted stock, or deeming performance share awards to have been earned. In determining whether there has been or will be a change in control of the Corporation or of any Subsidiary, the Committee may utilize a definition it deems appropriate of a change in control contained in any existing agreement between the Corporation or a Subsidiary and one of its senior executives.

FEDERAL INCOME TAX CONSEQUENCES

         The rules governing the tax treatment of stock options, restricted stock and performance shares are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         INCENTIVE OPTIONS

         If the Participant makes no disposition of the shares acquired pursuant to exercise of an Incentive Option within one year after the transfer of shares to such Participant and within two years from the grant of the option, such Participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such Incentive Options or the transfer of shares upon their exercise.

         If shares acquired upon exercise of Incentive Options are disposed of prior to the expiration of the above time periods, the Participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, or
(ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies any applicable federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

         NONQUALIFIED OPTIONS

         A Participant who acquires shares by exercise of a Nonqualified Option generally realizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfied certain federal income tax withholding requirements. Subsequent appreciation or decline in the value of the shares on the sale or other disposition of the shares will generally be treated as a capital gain or loss.

         RESTRICTED STOCK

         A Participant granted shares of restricted stock under the Plan is not required to include the value of such shares in ordinary income until the first time such Participant's right in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such Participant timely files an election under Section 83(b) of the Code to be taxed on the receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock at the time the income is recognized over the amount (if any) paid for the stock. The Company will ordinarily be entitled to a deduction, in the amount of the ordinary income recognized by the Participant, for the Company's taxable year in which the Participant recognizes such income, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements; provided, however, that no deduction will be available to the Company to the extent the amount, together with other compensation payable to the Participant during such taxable year, exceeds $1,000,000.

         PERFORMANCE SHARES

         A Participant generally will recognize ordinary income upon receipt of shares of Common Stock of the Company representing the performance shares (or cash received in lieu of the shares of Common Stock) in an amount equal to the fair market value of the earned performance shares at such time. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation, that the amount constitutes qualified performance-based compensation under Section 162(m) of the Code, and that the Company satisfies certain federal income tax withholding requirements.

         WITHHOLDING PAYMENTS

         If, upon exercise of a Nonqualified Option, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition of shares acquired upon exercise of an Incentive Option, or upon the receipt of Common Stock or cash representing the performance shares, the Company or any Subsidiary must pay amounts for income tax withholding, then in the Committee's sole discretion, either the Company will appropriately reduce the amount of stock or cash to be delivered or paid to the Participant or the Participant must pay such amount to the Company to reimburse the Company for such payment. The Committee may permit a Participant to satisfy such withholding obligations by electing to reduce the number of shares of the Common Stock delivered or deliverable to the Participant upon exercise of a stock option, award of restricted stock or receipt of Common Stock or cash representing the performance shares, or by electing to tender an appropriate number of shares of the Common Stock back to the Company subsequent to exercise of a stock option, award of restricted stock or such performance shares (with such restrictions as the Committee may adopt). The Committee may also, in its discretion and subject to such terms and conditions as it may impose, permit Participants to satisfy withholding tax obligations by other means.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED 2001 STOCK OPTION AND INCENTIVE PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

III. PROPOSAL TO ADOPT THE HANDLEMAN COMPANY 2001 EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors proposes that the shareholders approve the Company's 2001 Employee Stock Purchase Plan (the "Plan"). The Plan provides for the grant to eligible employees of the right to purchase Common Stock of the Company, through payroll deductions, at a price equal to 85% of the lesser of the fair market value of the stock on (i) the first day of an offering period, or (ii) the last day of the period. The first offering period will begin on October 1, 2001 and will end on December 31, 2001. Thereafter, as long as the Plan remains in effect, there will be consecutive six-month offering periods running from January 1 to June 30 and from July 1 to December 31.

         Participation in the Plan is open to all employees employed for more than one year and working at least 1,000 hours annually, including officers and directors who are employees, of the Company or of any corporation in which the Company owns stock possessing 50% or more of the combined voting power of all classes of stock (a "Subsidiary"); provided, however, employees who are 5% or greater shareholders are prohibited from participating in the Plan, and the Company may prohibit participation by part-time employees and employees who have been employed for less than two years. Participation in the Plan is voluntary and eligible employees must affirmatively elect to participate in the Plan.

         The Board of Directors believes that it is in the best interest of the Company and its shareholders to be able to offer stock purchase rights to employees in accordance with the terms of the Plan in order to retain the services of existing employees, to secure and retain the services of new employees, and to provide incentives for employees to exert maximum efforts for the success of the Company and its Subsidiaries. The Board believes that the payroll deduction feature of the Plan offers a convenient means for employees who might not otherwise own Common Stock of the Company to purchase and hold such stock. The Board also believes that the discounted purchase price feature of the Plan offers a meaningful incentive for employees to participate.

         As of the record date, the closing sale price of the Company's Common Stock was $15.31. As of the record date, approximately 2,400 employees of the Company and its Subsidiaries were eligible to participate in the Plan. It is intended that the Plan qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

         The Company is the issuer of the securities offered pursuant to the Plan. The Common Stock to be issued under the Plan may be authorized but unissued shares or reacquired shares, bought on the open market or otherwise. The Plan is not subject to any provisions of the Employment Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

         In order to obtain shareholder approval of the Plan, a majority of the votes cast by shareholders present, in person or by proxy, at the Annual Meeting of Shareholders must be cast in favor of the Plan. Stock purchase rights will be granted and payroll deductions will begin on the first day of the initial offering period (i.e., October 1, 2001) and, if shareholder approval is obtained at the meeting, the first stock purchases under the Plan will occur on the last day of the initial offering period (i.e., December 31, 2001). If shareholders do not approve the Plan at the meeting, no stock purchase rights may be exercised and payroll deductions will be returned to participating employees.

         A FULL COPY OF THE PLAN IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT. THE MAJOR FEATURES OF THE PLAN ARE SUMMARIZED BELOW, BUT THIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT OF THE PLAN. CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS GIVEN THEM IN THE PLAN.

SHARES SUBJECT TO THE PLAN

         The Plan covers an aggregate of 700,000 shares of Common Stock. If any purchase right under the Plan expires or terminates without having been exercised in full, the underlying shares that were not purchased are again available under the Plan, unless the Plan has been terminated. To prevent dilution or enlargement of the rights of participants under the Plan, appropriate adjustments will be made to reflect such events as stock dividends, stock splits, mergers, reorganizations, recapitalizations or consolidations of or by the Company. Adjustments will be made to the maximum number and class of securities issuable under the Plan and the number and class of securities and price per share in effect under each outstanding right to purchase Common Stock under the Plan. Shares issued under the Plan may be authorized but unissued shares or reacquired shares, bought on the open market or otherwise. Shares are automatically acquired by participants as of the last day of the applicable offering period, subject to the number of shares remaining available under the Plan.

PLAN PARTICIPANTS

         All employees, including officers and directors who are employees, are eligible to participate in the Plan, except that no employee may participate in the Plan if such employee as of the beginning of the Offering Period (i) has been employed by the Company less than one year or (ii) has customary employment with the Company of less than 1,000 hours in a twelve (12) month period.

         Participants must be employees of the Company or any of its Subsidiaries. The Compensation and Stock Option Committee of the Board of Directors (the "Committee") may elect to exclude a Subsidiary from participation in the Plan, in which event none of the employees of the Subsidiary may participate in the Plan. If the Committee excludes a Subsidiary, it may subsequently decide to include the Subsidiary in the Plan, in which event all eligible employees of the Subsidiary may participate in the Plan. As of the record date, no Subsidiaries have been excluded from participation in the Plan.

         No employee may participate in the Plan if such employee, immediately after the grant of purchase rights, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or Subsidiary. For this purpose, the attribution rules of Section 424 of the Code shall apply in determining the stock ownership of an employee and stock which the employee may purchase under purchase rights granted under the Plan or under other options shall be treated as owned by the employee.

         Participation in the Plan is voluntary. Eligible employees become participants in the Plan by authorizing payroll deductions for that purpose through a form, electronic authorization or other authorized enrollment means, provided to the Plan Administrator generally no later than ten (10) business days before the beginning of the offering period in which the participant commences participation; participation is effective for payrolls after the beginning of the offering period. Newly-hired or re-hired employees may become participants in the Plan during an offering period which is underway by authorizing payroll deductions within forty-five (45) days after their date of hire; participation is effective as to such employees for payrolls occurring at least ten (10) business days after the Plan Administrator's receipt of the authorization.

OFFERING PERIODS

         The first offering period will begin on October 1, 2001 and will end on December 31, 2001. After that, as long as the Plan remains in effect, there will be consecutive six-month offering periods beginning on January 1 and July 1.

PAYROLL DEDUCTIONS

         Eligible employees may participate in the Plan and purchase shares of Common Stock only by means of payroll deductions. To purchase shares, the employee must indicate the contribution amount he or she authorizes to be deducted from his or her compensation during the offering period. Contribution amounts may be any whole number percentage, ranging from 1% to 10%, of the participant's total compensation during the offering period. Total compensation means wages, salaries and other amounts received from the Company or a Subsidiary for personal services rendered to the Company or a Subsidiary as an employee, including commissions, bonuses and salary or bonus reduction contributions to plans under Section 401(k) or Section 125 of the Code. Total compensation does not include:

         -     severance pay,
         -     cash paid for accrued vacation not taken by the end of the year,
         - contributions paid by the Company or a Subsidiary under employee benefit plans,
         - non-cash employee benefits provided at the expense or the Company or a Subsidiary, and
         - income or gain recognized in connection with participation in the Plan or the Company's 2001 Stock Option and Incentive Plan.

         An employee may not be granted purchase rights under the Plan or any other Code Section 423 employee stock purchase plan of the Company, or of any parent corporation or Subsidiary, which permits his or her rights to purchase stock to accrue and become first exercisable at a rate which exceeds $25,000 in fair market value of stock (determined at the time the rights are granted) for each calendar year in which such rights are outstanding at any time.

         The amounts deducted will be credited to the participant's account under the Plan, but there will not be any actual separate account established to hold such amounts. No interest will be paid on the balance outstanding in a participant's account. The Company may commingle the deducted amounts with its general assets and may use them for general corporate purposes. The amounts will, therefore, be subject to the claims of creditors and any applicable liens on assets of the Company and its Subsidiaries.

         After initial enrollment and for so long as an employee remains a participant in the Plan, payroll deductions at the percentage rate specified by the participant will continue from offering period to offering period unless the participant elects a different contribution percentage by providing a new participation form to the Plan Administrator at least ten (10) business days before the end of the current offering period; the change will be effective at the beginning of the next offering period.

PURCHASE RIGHTS AND PURCHASE PRICE

         On the first day of each offering period, the Company is deemed to grant each participant a right to purchase, on the last day of the offering period, as many whole shares of Common Stock as the participant can purchase with the payroll deductions credited to his or her account during that period. The price for those shares will equal 85% of the lesser of the fair market value of Common Stock on (1) the first day of the offering period, or (2) the last day of the period. The right to purchase will be exercised automatically on the last day of the offering period. Fractional shares will not be issued under the Plan, and any amount remaining in the participant's account after such exercise will be held for the purchase of Common Stock in the next offering period, provided the participant remains a participant in the Plan.

         If insufficient shares remain available in any offering period under the Plan, the shares available will be allocated pro rata among the participants in that offering period in proportion to the relative amounts in their accounts, subject to rounding to allocate only whole shares of Common Stock. Any amounts not applied to the purchase of Common Stock will be refunded to the participants after the end of the offering period without interest.

WITHDRAWAL

         A participant may withdraw from participation in the Plan at any time by providing a notice of withdrawal to the Plan Administrator through a form, electronic authorization or other permitted withdrawal means. The withdrawal shall be effective on the tenth business day after receipt of the withdrawal notice by the Plan Administrator. A participant's payroll deductions will terminate as of the first payroll following the effective date of the participant's withdrawal; provided, however, that the participant may elect to have payroll deductions continue for all remaining payrolls occurring during the offering period in which the participant's withdrawal is effective.

         Payroll deductions credited to a withdrawing participant's account during the offering period in which the participant's withdrawal becomes effective are generally applied to the purchase on the last day of the offering period of shares of Common Stock at the purchase price in effect for the offering period. The Company shall distribute to the participant within thirty
(30) days after such offering period ends any amounts which remain in the participant's account after such purchase on account of being insufficient to purchase a whole share of Common Stock at the applicable purchase price; no interest will be paid on any such amount.

         If, however, a participant's election to withdraw is effective at least thirty (30) days before the end of the offering period, the participant may elect not to have payroll deductions which are credited to the participant's account during the offering period applied to purchase Common Stock on the last day of the offering period. If this election is made, the Company shall refund to the participant the amount of payroll deductions credited to his or her account, without interest, within thirty (30) days after the effective date of the participant's withdrawal.

         Any participant who withdraws from the Plan will not be eligible to rejoin the Plan for the offering period in which the withdrawal is effective or for the immediately following offering period, but may re-enroll in the plan for the next following or subsequent offering periods.

TERMINATION OF EMPLOYMENT

         If during an offering period a participant ceases to be an employee of the Company or a Subsidiary for any reason other than death, permanent disability or retirement at a retirement age permitted under the retirement plan of the Company or a Subsidiary, the participant's outstanding purchase rights will immediately terminate, the participant's payroll deductions will immediately cease, and all sums previously collected from such participant during such offering period under the terminated purchase rights will be refunded, without interest, within thirty (30) days after the participant's employment terminates.

         If during an offering period a participant ceases to be an employee of the Company or a Subsidiary on account of death, permanent disability or retirement at a retirement age permitted under the retirement plan of the Company or of a Subsidiary, no further payroll deductions will be made in respect of the participant following the employment termination date, but the participant's purchase rights for the offering period in which employment terminates will remain in effect and the payroll deductions previously collected from and credited to the account of the participant during the offering period will be applied to the purchase of whole shares of Common Stock on the last day of the offering period at the purchase price in effect for the period. Any amounts remaining in such participant's account after such purchase will be refunded to the participant or his or her legal representative, without interest, within thirty (30) days after the end of the offering period.

ADMINISTRATION

         The Plan shall be administered by the Committee which may (i) interpret the terms of the Plan and the rights granted under it, (ii) establish, amend and revoke rules for the administration of the Plan, and (iii) correct or reconcile any defect, omission or inconsistency in the Plan. The Committee may delegate all or part of its authority and responsibility to administer the Plan to the Plan Administrator who may, in turn, delegate the day-to-day operations of the Plan to the Custodian. The Custodian will establish and maintain, as agent for the participants, accounts for the purpose of holding shares of Common Stock purchased by participants upon exercise of purchase rights under the Plan.

         The Committee has designated the Handleman Company Administrative Committee as the Plan Administrator for the Plan. The Administrative Committee will designate a National Banking Association with capital of at least $500,000,000 as the transfer agent for the Common Stock, and as the Custodian for the Plan. To the extent permitted, the Company will indemnify the members of the Committee and the Plan Administrator against any liabilities incurred by them in the exercise and performance of their powers and duties under the Plan.

SALE OR DISTRIBUTION OF COMMON SHARES ACQUIRED UNDER THE PLAN

         A participant is not a shareholder, and does not have any rights of a shareholder, with respect to shares of Common Stock subject to purchase rights granted under the Plan until the participant exercises the rights. Therefore, a participant will not have a right to any dividend or distribution on those shares made prior to the exercise date.

         A participant will be entitled to receive, as soon as practicable after the exercise date of the purchase rights, a stock certificate for the number of whole purchased shares of Common Stock upon a written request made to the Custodian. The Custodian may impose upon, or pass through to, the participant a reasonable fee for the withdrawal of common shares in the form of stock certificates. Each participant is responsible for keeping his or her address current with the Company through the Plan Administrator and with the Custodian.

         Participants may not sell, transfer, gift or dispose of in any manner any of the shares of Common Stock they acquire upon exercise of purchase rights under the Plan during the period ending twelve (12) months after the exercise date of the purchase rights; provided, however, that participants whose employment with the Company or a Subsidiary terminates on account of death, permanent disability or retirement at a retirement age permitted under the retirement plan of the Company or a Subsidiary within twelve (12) months of the exercise date of purchase rights may sell or otherwise dispose of the acquired shares without restriction at any time after their employment termination date.

         Persons deemed to be affiliates of the Company, (i.e., persons who, directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, the Company), must resell securities acquired under the Plan pursuant to a registration statement under the Securities Act of 1933, Rule 144 under the Securities Act or an applicable exemption under the Securities Act.

NON-ASSIGNABILITY

         Neither payroll deductions credited to a participant's account nor any rights to acquire shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of by participants other than by will or the laws of descent and distribution and rights to acquire shares of Common Stock may be exercised only by a participant during the lifetime of the participant. Any account maintained by the Custodian for the benefit of a participant to hold shares of Common Stock acquired under the Plan may only be in the name of the participant; provided, however, that a participant may elect to maintain such account with right of joint ownership with such participant's spouse.

COSTS

         Any brokerage fees and commissions for the purchase of shares of Common Stock under the Plan will be paid by the Company, but any brokerage fees and commissions for the sale of Common Stock by a participant will be borne by such participant. Except for a reasonable fee which the Custodian may impose upon or pass through to a participant in connection with issuance of a stock certificate to the participant, all other costs and expenses incurred in the administration of the Plan and the maintenance of accounts with the Custodian will be paid by the Company.

AMENDMENT AND TERMINATION

         The Board of Directors of the Company may terminate or amend the Plan and any rights to acquire shares of Common Stock under the Plan at any time; provided, however:

         - except as otherwise expressly permitted in the Plan, such termination or amendment may not impair any rights and obligations under rights to acquire shares of Common Stock previously granted under the Plan without the consent of the affected participants, and
         - any amendment that increases the number of shares reserved for issuance under the Plan (except for allowable adjustments in the event of changes to the Company's outstanding Common Stock) or changes the provisions of the Plan regarding eligibility for participation in the Plan, is subject to shareholder approval to the extent required by the Code or other law or governmental regulation.

         The Board of Directors is specifically authorized to amend the Plan in any respect the Board deems advisable to provide the benefits of employee stock purchase plans under Section 423 of the Code. If not sooner terminated by the Board, the Plan will terminate at the time purchase rights have been exercised with respect to all shares of Common Stock reserved for acquisition under the Plan.

         The Committee may waive or modify any requirement that a notice or election be made or filed under the Plan a specified period in advance in an individual case or by adoption of a rule or regulation under the Plan, without the necessity of an amendment to the Plan.

CHANGE IN CONTROL OF THE COMPANY

         Notwithstanding any other provision in the Plan, in the event the Committee determines there has been or will be a change in control of the Company, the Committee may provide for any treatment of outstanding purchase rights which it determines, in its discretion, to be appropriate. Such treatment may include, without limitation, deeming outstanding purchase rights to be exercised immediately prior to such change in control transaction, resulting in the balances in participants' accounts being applied to the purchase of Common Stock at the purchase price in effect for the offering period, which would be treated as ending with the effective date of such transaction. In determining whether there has been or will be a change in control of the Company, the Committee may utilize a definition it deems appropriate of a change in control contained in any existing agreement between the Company or a Subsidiary and one of their senior executives.

EMPLOYMENT RIGHTS AND REPORTS TO PARTICIPANTS

         Participation in the Plan does not impose any obligations on the Company or a Subsidiary to continue the employment of a participant for any specific period and will not affect the right of the Company or a Subsidiary to terminate a participant's employment at any time, with or without cause.

         After the close of each offering period, the Company will provide each participant in the Plan with a report indicating the amount of the participant's contributions to the Plan during the offering period, the amount of the contributions applied to the purchase of Common Stock for the offering period, and the purchase price per share in effect for the offering period.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The rules governing the tax treatment of employee stock purchase plans are quite technical. Therefore, the description of United States federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable foreign, state and local income tax laws may not be the same as under United States federal income tax laws. EACH PARTICIPANT IS URGED TO CONSULT HIS OR HER OWN PROFESSIONAL TAX ADVISOR AS TO THE TAX CONSEQUENCES OF PARTICIPATING IN THE PLAN.

         EXERCISE OF PURCHASE RIGHTS

         The Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Code. That section provides that a participant in the Plan will generally realize no taxable income as a result of joining the Plan, the grant or exercise of rights to acquire shares of Common Stock under the Plan, or the transfer of shares of Common Stock upon the exercise of those rights under the Plan. The Company will generally not be entitled to a deduction for federal income tax purposes with respect to either the grant or exercise of rights to acquire shares of Common Stock under the Plan or the transfer of shares of Common Stock upon the exercise of rights to acquire shares of Common Stock under the Plan.

         SALE OF COMMON STOCK MORE THAN 24 MONTHS AFTER GRANT

         If the Common Stock acquired upon exercise of a right granted under the Plan is sold by the participant more than 24 months after the grant of the applicable right (i.e., the beginning of the applicable offering period) and the price at which the participant sells the Common Stock is less than the price the participant paid for the Common Stock under the Plan, the participant will realize a long-term capital loss in the year of sale in the amount of such difference.

         If the Common Stock acquired upon exercise of a right granted under the Plan is sold by the participant more than 24 months after the grant of the applicable right (i.e., the beginning of the applicable offering period) and the price at which the participant sells the Common Stock is higher than the price the participant paid for the Common Stock under the Plan, the participant will recognize ordinary compensation income in the year of sale, the amount of which will generally be the lesser of (1) the excess of the market value of the Common Stock on the date the related right to acquire Common Stock was granted over the purchase price for the stock, and (2) the excess of the amount actually received for such Common Stock over the purchase price for the stock. In addition, the excess, if any, of the amount actually received for the stock over the market value of the stock on the date the related right to acquire the stock was granted will be treated as long-term capital gain. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to the sale of the Common Stock.

         SALE OF COMMON STOCK WITHIN 24 MONTHS AFTER GRANT

         If the Common Stock acquired upon exercise of a right to acquire Common Stock granted under the Plan is sold by the participant within 24 months after the grant of the applicable right (i.e., the beginning of the applicable offering period), the participant will recognize ordinary income in the year of such sale, the amount of which will generally be the excess of the market value of the Common Stock on the date the related right to acquire the stock was exercised (i.e., the end of the applicable offering period) over the purchase price paid by the participant for the stock. In addition, the difference, if any, between the amount actually received for the stock and the market value of the stock on the date the related right to acquire the stock was exercised will be treated as short-term or long-term capital gain or loss, as the case may be.

         An amount equal to the participant's ordinary income will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the amount constitutes reasonable compensation. In addition, if the participant is one of the five most highly-compensated employees, no deduction will be available to the Company to the extent the ordinary income recognized by the participant during that year on account of a sale of shares acquired under the Plan, plus the other ordinary compensation income recognized by the participant during the year, exceeds $1 million.

         EXERCISE MORE THAN THREE MONTHS FOLLOWING EMPLOYMENT TERMINATION

         The tax consequences specified in the immediately two preceding sub-sections of this discussion will not apply in the case of a participant whose purchase rights under the Plan are exercised more than three (3) months after termination of the participant's employment with the Company or a Subsidiary other than on account of the death of the participant. Such a participant will generally realize as taxable ordinary income, at the time of exercise of the purchase rights, the difference between the purchase price paid for the shares of Common Stock and the fair market value of those shares on the date of exercise. Subject to the $1,000,000 compensation deduction limitation discussed above, such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements. Appreciation or decline in the value of the Common Stock after the date of exercise of the purchase rights which is realized on the sale or other disposition of the shares will generally be treated as long-term or short-term capital gain or loss, as the case may be.


         DEATH OF A PARTICIPANT WHILE HOLDING COMMON STOCK

         If a participant dies while holding Common Stock acquired pursuant to exercise of a purchase right granted under the Plan, the participant will recognize ordinary compensation income in the taxable year closing with his or her death in an amount equal to the lesser of (1) the excess of the market value of the Common Stock on the date the related right to acquire the stock was granted over the purchase price for the stock, and (2) the excess of the market value of such stock at the time of death over the purchase price paid for the stock. This rule applies regardless of the length of time the participant has held the Common Stock at the time of his or her death. The Company will not be entitled to a deduction in respect of the ordinary compensation income recognized by a participant who dies while holding Common Stock acquired pursuant to the Plan.

         NOTICE OF TRANSFER OF ACQUIRED SHARES

         A participant must immediately provide information to the Plan Administrator if the participant transfers any shares of Common Stock purchased through the Plan within two years from the date of grant of the related right to purchase the stock under the Plan. The participant may be requested to disclose the name of the transferee, the manner of the transfer, the date of the transfer, the number of shares involved and the transfer price.

         PAYROLL DEDUCTIONS

         Contributions deducted from participants' paychecks and applied to the purchase of Common Stock under the Plan will not reduce the participants' taxable compensation income (i.e., participants will still be treated as having received the contributed amounts as compensation income), and no offsetting deduction will be available to participants.

         WITHHOLDING PAYMENTS

         The Company or a Subsidiary is authorized to withhold from any payment to be made to a participant, including any payroll and other payments not related to the Plan, amounts of withholding and other taxes due in connection with any transaction under the Plan or any transaction involving Common Stock acquired under the Plan, and a participant's enrollment in the Plan will be deemed to constitute his or her consent to such withholding.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED 2001 EMPLOYEE STOCK PURCHASE PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                IV. OTHER MATTERS

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

         PricewaterhouseCoopers LLP is the independent public accountant for the Company and has reported on the Company's consolidated financial statements for the fiscal year ended April 28, 2001. The Company's independent public accountant is appointed by the Board of Directors after receiving recommendations from the Audit Committee. PricewaterhouseCoopers LLP has been reappointed for fiscal year 2002.

         Representatives from PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement at the meeting if they desire to do so, and are expected to be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FIRM FEES

         For the fiscal year ended April 28, 2001, the Company paid PricewaterhouseCoopers LLP $227,694 for the audit and audit related services, $-0- for financial information systems design and implementation services, and $235,340 for other services. The Audit Committee has considered whether the non-audit services provided (and the aggregated fees billed for such services) by PricewaterhouseCoopers LLP were compatible with maintaining their independence.

OTHER PROPOSALS

         Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will presented for action at the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

         A shareholder proposal which is intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company at its principal executive offices by March 13, 2002.

                                        By Order of the Board of Directors,

                                        /s/ Stephen Strome
                                        ------------------------------------
                                        Stephen Strome
                                        Chairman and Chief Executive Officer

Dated:  August 3, 2001

APPENDIX A


                               HANDLEMAN COMPANY
                      2001 STOCK OPTION AND INCENTIVE PLAN

1. DEFINITIONS:  As used herein, the following definitions shall apply:

         (a) "Plan" shall mean this Handleman Company 2001 Stock Option and Incentive Plan.

         (b) "Corporation" shall mean Handleman Company, a Michigan corporation, or any successor thereof.

         (c) "Committee" shall mean a committee consisting of two or more members of the Board of Directors of the Corporation, each of whom (1) shall be an "outside director" as defined under Section 162(m) of the Code (as hereinafter defined), and the Treasury Regulations thereunder, and (2) shall be a "non-employee director" as defined under Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any similar or successor provision, as appointed by the Board of Directors of the Corporation to administer the Plan.

         (d) "Participant shall mean any director who is not an employee of the Corporation or any Subsidiary (hereinafter defined as an "outside director") and any officer or employee of the Corporation or any Subsidiary designated by the Committee under Paragraph 6, for participation in the Plan.

         (e) "Nonqualified Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (f) "Incentive Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option set forth in Section 422 of the Code.

         (g) "Subsidiary" shall mean any corporation, limited liability company, partnership, or any other entity, in which the Corporation owns, directly or indirectly, stock or interest therein, possessing more than twenty-five percent of the combined voting power of all classes of stock or interests.

         (h) "Restricted stock" shall mean a grant of Common Stock of the Corporation which is subject to restrictions against transfer, forfeiture and such other terms and conditions determined by the Committee, as provided in Paragraph 17.

         (i) "Performance share" shall mean a grant of Common Stock of the Corporation upon the attainment of one or more performance goals during a performance period established by the Committee, as provided in Paragraph 18.

2. PURPOSE OF PLAN:   The purpose of the Plan is to provide key employees
(including officers who are also key employees) and outside directors of the Corporation and its Subsidiaries with incentives to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its Subsidiaries, to join the interests of key employees and outside directors with the interests of the shareholders of the Corporation, and to facilitate attracting and retaining key employees and outside directors.

3. ADMINISTRATION:   The Plan shall be administered by the Committee.  Subject
to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, restricted stock and performance shares, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock options, restricted stock and performance shares. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. Acts approved by a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

4. INDEMNIFICATION OF COMMITTEE MEMBERS:   In addition to such other rights of
indemnification as they may have, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option, restricted stock or performance share granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board of Directors of the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be determined in such action, suit or proceeding that such Committee member has acted in bad faith; provided, however, that within sixty
(60) days after receipt of notice of institution of any such action, suit or proceeding a Committee member shall offer the Corporation in writing the opportunity, at its own cost, to handle and defend the same.

5. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN:   The maximum number of shares of
stock which may be issued pursuant to restricted stock or performance share awards or with respect to which stock options may be granted under the Plan shall not exceed in the aggregate 1,600,000 shares (subject to adjustments as provided in this Paragraph 5), of which no more than 1,200,000 shares in the aggregate (subject to adjustments as provided in this Paragraph 5) may be issued pursuant to restricted stock or performance share grants or awards under the Plan.

The maximum number of shares with respect to which stock options, restricted stock or performance shares may be granted to any Participant (other than an outside director) during any calendar year shall not exceed 200,000 shares (subject to adjustments as provided in this Paragraph 5) and the maximum number of shares with respect to which stock options may be granted to any outside director Participant during any calendar year shall not exceed 10,000 shares (subject to adjustments as provided in this Paragraph 5).

The number of shares subject to each outstanding stock option or restricted stock or performance share award, the option price with respect to outstanding stock options, the aggregate number of shares available at any time under the Plan, and the maximum number of shares as to which grants or awards may be made to an individual Participant during any calendar year shall be subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option or restricted stock or performance share award.

6. PARTICIPANTS:   The Committee shall determine and designate from time to
time, in its sole discretion, those outside directors and key employees (including officers who are also key employees) of the Corporation or any Subsidiary to whom stock options, restricted stock or performance shares are to be granted or awarded and who thereby become Participants under the Plan.

7. WRITTEN AGREEMENT:   Each stock option granted and each award of restricted
stock and performance shares shall be evidenced by a written agreement between the Corporation and the Participant and shall contain such provisions as may be approved by the Committee. Such agreements shall constitute binding contracts between the Corporation and the Participant, and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of the Plan and of such agreement. The terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions determined by the Committee, provided that such additional provisions and restrictions do not violate the terms of the Plan.

8. ALLOTMENT OF SHARES:   The Committee shall determine and fix the number of
shares of stock with respect to which each Participant may be granted stock options and the number of performance shares and shares of restricted stock which each Participant may be awarded; provided, however, that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of underlying stock with respect to which Incentive Options are exercisable for the first time by such Participant during any calendar year under any plan maintained by the Corporation (or any parent or Subsidiary of the Corporation) exceeding $100,000.

9. STOCK OPTIONS:   Subject to the terms of the Plan, the Committee may grant to
Participants either Incentive Options, Nonqualified Options or any combination thereof, provided, however, that outside director Participants may only be granted Nonqualified Options and an employee of a Subsidiary may be granted an Incentive Option only if the Subsidiary is a corporation (or is treated as a disregarded entity owned by a corporation) fifty percent or more of the combined voting power of all classes of stock of which is owned, directly or indirectly, by the Corporation. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

10. STOCK OPTION PRICE:   Subject to the rules set forth in this Paragraph 10,
at the time any stock option is granted, the Committee shall establish the price per share for which the shares covered by the option may be purchased. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock on the date such option is granted. With respect to a Nonqualified Option, the option price shall not be less than 100% of the fair market value of the stock on the date such option is granted. Fair market value of a share shall be determined by the Committee and may be determined by taking the mean between the highest and lowest quoted selling prices of the Corporation's stock on any exchange or other market on which the shares of Common Stock of the Corporation shall be traded on such date. The option price shall be subject to adjustment in accordance with the provisions of Paragraph 5 of the Plan.

Notwithstanding anything to the contrary contained in the Plan, no decrease in the option price (through amendment, cancellation or replacement grants, or any other means) of any stock option previously granted to a Participant, where such decrease would be deemed to be a repricing thereof in accordance with Item 402(i) of Regulation S-K, or any similar or successor provision, promulgated by the Securities and Exchange Commission, shall be valid or effective unless such repricing shall be approved by a majority of the shareholders of the Corporation who vote on such repricing within twelve (12) months of the date of such repricing.

11. PAYMENT OF STOCK OPTION PRICE:   At the time of the exercise in whole or in
part of any stock option granted hereunder, payment of the option price in full in cash or, with the consent of the Committee, in Common Stock of the Corporation or by a promissory note payable to the order of the Corporation which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. In the discretion of, and subject to such conditions as may be established by, the Committee, payment of the option price may also be made by the Corporation retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Corporation of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Corporation full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of or loan against some or all of the shares (a "Regulation T Stock Option Exercise"). In the event the Corporation then has in effect a stock repurchase program, in its discretion and subject to such terms and conditions as it may impose, the Committee may permit a Participant to exercise an option and pay the option price by delivering to the Corporation a written notice of exercise which includes a request that the Corporation repurchase (and retain the repurchase price of) that number of the option shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. Such payment may also be made in such other manner as the Committee determines is appropriate, in its sole discretion. No Participant shall have any of the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

12. GRANTING AND EXERCISE OF STOCK OPTIONS:   Each stock option granted
hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Committee at the time of the grant; provided, however, that no stock option may be exercisable prior to the expiration of six (6) months from the date of grant unless the Participant retires from employment at a retirement age permitted under the Corporation's retirement plan or dies or becomes disabled prior thereto; and provided further that no Nonqualified Option granted to an outside director Participant may be exercisable prior to the expiration of twelve (12) months from the date of grant unless the outside director Participant dies or becomes disabled prior thereto or terminates services as an outside director prior thereto. In addition, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

A Participant may exercise a stock option, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Committee may prescribe, accompanied by payment for the shares with respect to which the stock option is exercised as provided in Paragraph 11. Except as provided in Paragraph 16, stock options may be exercised only while the Participant is an employee or an outside director, as the case may be, of the Corporation or a Subsidiary.

Successive stock options may be granted to the same Participant, whether or not the stock option(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option, if then exercisable, notwithstanding that stock options previously granted to such Participant remain unexercised.

13. NON-TRANSFERABILITY OF STOCK OPTIONS:   No stock option granted under the
Plan to a Participant shall be transferable by such Participant otherwise than by will, or by the laws of descent and distribution, and such option shall be exercisable, during the lifetime of the Participant, only by the Participant. Notwithstanding the foregoing, in its sole discretion and subject to such terms and conditions as it may prescribe, the Committee may permit a Participant to transfer a Nonqualified Option.

14. TERM OF STOCK OPTIONS:   If not sooner terminated, each stock option granted
hereunder shall expire not more than ten (10) years from the date of the granting thereof; provided, however, that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Corporation or any parent or Subsidiary, such option shall expire not more than five (5) years after the date of granting thereof.

15. CONTINUATION OF EMPLOYMENT:   The Committee may require, in its discretion,
that any Participant under the Plan to whom a stock option shall be granted shall agree in writing as a condition of the granting of such stock option to remain in the employ of the Corporation or a Subsidiary for a designated minimum period from the date of the granting of such stock option as shall be fixed by the Committee and may further require, in its discretion, that any Participant agree in writing to comply with any confidentiality, non-solicitation, non-competition and non-disparagement provisions and covenants that the Committee may require as a condition precedent to the exercise of a stock option.

16. TERMINATION OF EMPLOYMENT:   If the employment of a Participant by the
Corporation or a Subsidiary shall be terminated (or an outside director's service as a director shall terminate), the Committee may, in its discretion, permit the exercise of stock options granted to such Participant (a) for a period not to exceed three months following such termination of employment (or one year following termination of employment on account of the Participant's death or permanent disability) with respect to Incentive Options, and (b) for a period not to extend beyond the expiration date with respect to Nonqualified Options. In no event, however, shall a stock option be exercisable subsequent to its expiration date. A stock option may only be exercised after termination of a Participant's employment (or of an outside director's service as a director) to the extent exercisable on the date of termination of employment (or termination of service as an outside director); provided, however, that if the termination of a Participant's employment (or of an outside director's service as a director) is due to the Participant's death, permanent disability or retirement at a retirement age permitted under the Corporation's retirement plan, all stock options granted to such Participant shall thereupon become exercisable in full.

17. RESTRICTED STOCK AWARDS:   Subject to the terms of the Plan, the Committee
may award shares of restricted stock to Participants (other than outside directors). All shares of restricted stock granted to Participants under the Plan shall be subject to the following terms and conditions (and to such other terms and conditions prescribed by the Committee):

         (a) At the time of each award of restricted shares, there shall be established for the shares a restricted period, which shall be no less than six (6) months. Such restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award.

         (b) Shares of restricted stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a shareholder in respect of restricted shares awarded to him or her including, but not limited to, the right to receive dividends on, and the right to vote, the shares.

         (c) If a Participant ceases to be employed by the Corporation or a Subsidiary for any reason other than death, permanent disability or retirement at a retirement age permitted under the Corporation's retirement plan, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by Paragraph 18(b) shall upon such termination of employment be forfeited and transferred back to the Corporation, without payment of any consideration by the Corporation; provided, however, that in the event such employment is terminated by action of the Corporation or a Subsidiary without cause or by agreement between the Corporation or a Subsidiary and the Participant, the Committee may, in its discretion, release some or all of the shares from the restrictions. For this purpose, the Committee's definition of "cause" shall be final and conclusive.

         (d) If a Participant ceases to be employed by the Corporation or a Subsidiary by reason of death, permanent disability or retirement at a retirement age permitted under the Corporation's retirement plan, the restrictions imposed by Paragraph 18(b) shall lapse with respect to shares then subject to such restrictions.

         (e) Stock certificates shall be issued in respect of shares of restricted stock awarded hereunder and shall be registered in the name of the Participant. Such certificates shall be deposited with the Corporation or its designee, together with a stock power endorsed in blank, and, in the discretion of the Committee, a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture.

         (f) At the expiration of the restricted period applicable to the shares, the Corporation shall deliver to the Participant or the legal representative of the Participant's estate the stock certificates deposited with it or its designee and as to which the restricted period has expired. If a legend has been placed on such certificates, the Corporation shall cause such certificates to be reissued without the legend.

In the case of events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation, any stock, securities or other property which a Participant receives or is entitled to receive by reason of his ownership of restricted shares shall, unless otherwise determined by the Committee, be subject to the same restrictions applicable to the restricted shares and shall be deposited with the Corporation or its designee.

18. PERFORMANCE SHARES: The Committee may grant to a Participant the right to obtain performance shares subject to the following terms and conditions:

         (a) The Participant's right to obtain performance shares shall be subject to attainment of one or more performance goals over a performance period prescribed by the Committee.

         (b) The performance goal applicable to an award to a Participant of the right to obtain performance shares shall be based upon free cash flow and/or cash flow return on investment of the Corporation, a Subsidiary, or a division or unit thereof. The performance goal may also be based upon stock price, market share, sales, revenues, earnings per share, return on equity, total stockholder return, costs, net income, and/or margins of the Corporation, a Subsidiary, or a division or unit thereof. The specific targets and other details of the performance goal shall be established by the Committee in its discretion. A performance goal must, however, be objective so that a third party with knowledge of the relevant facts could determine whether the goal has been attained.

         (c) The performance goal applicable to an award to a Participant of the right to obtain performance shares shall be established by the Committee in writing at any time during the period beginning on the date of the award and ending on the earlier of (i) ninety (90) days after commencement of the performance period applicable to the award, or (ii) expiration of the first 25% of the performance period; provided, however, that there must be substantial uncertainty whether a performance goal will be attained at the time it is established by the Committee.

         (d) The performance goal established by the Committee must prescribe an objective formula or standard, that could be applied by a third party having knowledge of the relevant performance results, to compute the number of performance shares issuable to the Participant if the goal is attained.

         (e) Unless otherwise determined by the Committee in the case of a Participant who dies or becomes permanently disabled, performance shares shall be issued to a Participant only after (i) expiration of the performance period and attainment of the performance goal applicable to the award, and (ii) issuance of a written certification by the Committee (including approved minutes of the meeting of the Committee at which the certification is made) that the performance goal and any other material terms of the award have been attained or satisfied.

         (f) No Participant shall have any of the rights of a shareholder of the Corporation in respect of the shares covered by a performance share award until the actual issuance of the shares to said Participant and, prior to such issuance, no adjustments shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

         (g) In its discretion and subject to such terms and conditions as it may impose, the Committee may permit a Participant to elect to defer receipt of performance shares to a time later than the time the shares otherwise would be issued to the Participant. In such event, the Committee may, in its discretion, provide for the payment of a market rate of interest in respect of such deferral.

         (h) In the discretion of the Committee, in lieu of settling a performance share award by issuance of shares of Common Stock of the Corporation to a Participant, all or a portion of the award may be settled by payment of cash to the Participant in an amount equal to the then fair market value of the otherwise issuable shares; provided, however, that the amount of cash paid to any Participant during any calendar year in settlement of a performance share award shall not exceed $1,000,000.

         (i) Unless otherwise determined by the Committee, performance shares or rights therein awarded to a Participant may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant at any time before actual issuance of the shares to the Participant.

         (j) In its discretion, the Committee may subject a performance share award to a Participant to any other terms or conditions not inconsistent with the foregoing, including, without limitation, a requirement that the Participant remain an employee of the Corporation or a Subsidiary (including at or above a specified salary grade) for the entire performance period applicable to the award.

Performance share awards under the Plan are intended to constitute qualified performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the Treasury Regulations thereunder, and the provisions of this Paragraph 18 (and the other provisions of the Plan relating to performance share awards) shall be interpreted and administered to effectuate that intent. Moreover, the Committee may revise or modify the terms of an outstanding performance share award to the extent the Committee determines, in its discretion, that such revision or modification is necessary for such award to constitute qualified performance-based compensation.

19. INVESTMENT PURPOSE:   If the Committee in its discretion determines that as
a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of stock hereunder (whether by reason of the exercise of stock options or the award of restricted or performance shares) and as a condition to the Corporation's obligation to deliver certificates representing such shares, to execute and deliver to the Corporation a written statement in form satisfactory to the Committee, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities

Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant under the Plan.

20. RIGHTS TO CONTINUED EMPLOYMENT: Nothing contained in the Plan or in any stock option, restricted stock or performance share granted or awarded pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment by the Corporation or a Subsidiary as an employee nor interfere in any way with the right of the Corporation or a Subsidiary to terminate such person's employment as an employee at any time with or without cause.

21. WITHHOLDING PAYMENTS:   If, upon the exercise of a Nonqualified Option, or
upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition (within the meaning of Section 421 of the Code) of shares acquired upon exercise of an Incentive Option, or upon the issuance of shares pursuant to (or the payment of cash in settlement of) a performance share award, there shall be payable by the Corporation or a Subsidiary any amount for income tax withholding, in the Committee's sole discretion, either the Corporation shall appropriately reduce the amount of stock or cash to be paid to the Participant or the Participant shall pay such amount to the Corporation or Subsidiary to reimburse it for such income tax withholding. The Committee may in its sole discretion permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Corporation upon exercise of a stock option or upon award of restricted stock or performance shares appropriately reduced, or by electing to tender Common Stock back to the Corporation subsequent to exercise of a stock option or award of restricted stock or performance shares, to reimburse the Corporation for such income tax withholding, subject to such rules and regulations as the Committee may adopt. The Corporation or any of its Subsidiaries shall also have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Corporation or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Corporation may also defer issuance of stock under the Plan until payment by the Participant to the Corporation or any of its Subsidiaries of the amount of any such tax. In the case of a Regulation T Stock Option Exercise, the Committee may in its discretion permit the Participant to irrevocably instruct a stock broker to promptly deliver to the Corporation an amount (in addition to the option exercise price) equal to any withholding tax owing in respect of the option exercise from the proceeds of the stock broker's sale of or loan against some or all of the shares. In the event the Corporation then has in effect a stock repurchase program, in its discretion and subject to such terms and conditions as it may impose, the Committee may permit Participants to satisfy their withholding tax obligations by requesting that the Corporation repurchase (and retain the repurchase price of) that number of shares issuable or issued under the Plan having a then fair market value equal to the amount of withholding tax due. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

22. CHANGE IN CONTROL: Notwithstanding any other provision of the Plan or any provision of a grant or award agreement, in the event the Committee determines that there has been or will be a change in control of the Corporation or of any Subsidiary, the Committee may, without the consent of the holder, provide for any treatment of outstanding stock options, restricted stock, or performance share grants or awards which it determines, in its discretion, to be appropriate. Such treatment may include, without limitation, acceleration of vesting of stock options, release of restrictions applicable to restricted stock, or deeming performance share awards to have been earned. In determining whether there has been or will be a change in control of the Corporation or of any Subsidiary, the Committee may utilize a definition it deems appropriate of a change in control contained in any existing agreement between the Corporation or a Subsidiary and one of its senior executives.

23. EFFECTIVENESS OF PLAN:   The Plan shall be effective as of June 13, 2001,
provided that the shareholders of the Corporation approve the Plan within twelve
(12) months of that date. Stock options, restricted stock and rights to obtain performance shares may be granted or awarded prior to shareholder approval of the Plan, but each such stock option, restricted stock or performance share grant or award shall be subject to shareholder approval of the Plan. No stock option may be exercised and no performance shares may be issued prior to shareholder approval, and any restricted stock awarded is subject to forfeiture if such shareholder approval is not obtained.

24. TERMINATION, DURATION AND AMENDMENTS OF PLAN:   The Plan may be abandoned or
terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated by the Board of Directors, the Plan shall terminate on the date ten (10) years after its adoption by the Board of Directors, and no stock options, restricted stock or rights to obtain performance shares may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option, restricted stock or award of a right to obtain performance shares outstanding on the date of termination.

For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan or any award or agreement pursuant to the Plan at any time; provided, however that no such amendment or revision shall (i) with respect to the Plan, increase the maximum number of shares in the aggregate which are subject to the

Plan or with respect to which grants or awards may be made to individual Participants (subject, however, to the provisions of Paragraph 5), materially change the class of persons eligible to be Participants under the Plan, establish additional and different business criteria on which performance share goals are based or materially increase the benefits accruing to Participants under the Plan, without approval or ratification of the shareholders of the Corporation; or (ii) with respect to an award or agreement pursuant to the Plan, except as otherwise specifically provided in the Plan, alter or impair any stock option, restricted stock or right to obtain performance shares which shall have been previously granted or awarded under the Plan, without the consent of the holder thereof.

As adopted by the Board of Directors on June 13, 2001.

APPENDIX B

                               HANDLEMAN COMPANY
                       2001 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE.

         The purpose of this Handleman Company 2001 Employee Stock Purchase Plan (the "Plan") is to encourage employee stock ownership by offering employees of Handleman Company and its Subsidiaries rights to purchase shares of Handleman Company common stock at discounted prices and without payment of brokerage costs. By means of this Plan, Handleman Company and its Subsidiaries seek to retain the services of their employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of Handleman Company and its Subsidiaries. This Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2. CERTAIN DEFINITIONS.

         "Common Shares" means the common stock, par value $.01 per share, of Handleman Company.

         "Committee" means the Compensation and Stock Option Committee which administers the Handleman Company 2001 Stock Option and Incentive Plan.

         "Company" means (i) Handleman Company, a Michigan corporation, or any successor thereof, (ii) any limited liability company or other entity which is wholly owned by Handleman Company and disregarded for United States federal income tax purposes, and (iii) each Subsidiary other than a Subsidiary which the Committee determines is to be excluded from the Plan (in which event none of the employees of such an excluded Subsidiary shall be eligible to participate in the
Plan). If the Committee excludes a Subsidiary, it may subsequently decide to include the Subsidiary in the Plan (in which event all employees of the Subsidiary, other than employees required or permitted to be excluded under
Section 3, shall be eligible to participate in the Plan).

         "Custodian" means such firm, firms, person and/or persons as the Committee or the Plan Administrator shall designate from time to time.

         "Exercise Date" means the last day of an Offering Period, on which date all Participants' outstanding Purchase Rights will automatically be exercised.

         "Fair Market Value" means the last quoted sale price of a Common Share on a particular date reported in the table entitled "New York Stock Exchange Composite Transactions" or any successor table in The Wall Street Journal for such date or, if no Common Shares were traded on that date, on the next preceding day on which there was such a trade, or, if the Common Shares are not traded on the New York Stock Exchange, "Fair Market Value" shall be determined by a method determined by the Committee.

         "Offering Period" shall have the meaning provided in Section 5(b).

         "Parent Corporation" means a corporation, if any, which directly or indirectly owns stock possessing fifty percent or more of the total combined voting power of all classes of stock of Handleman Company.

         "Participant" means an employee of the Company who is eligible under
Section 3 to participate in the Plan and who has enrolled in the Plan by providing a Participation Form to the Plan Administrator.

         "Participation Form" shall have the meaning provided in Section 4(a).

         "Plan Administrator" means such person so designated by the Committee.

         "Purchase Right" means a Participant's option to purchase Common Shares that is deemed to be outstanding during an Offering Period. A Purchase Right represents an "option" as such term is used in Section 423 of the Code.

         "Subsidiary" means (i) a corporation fifty percent or more of the total combined voting power of whose stock is owned directly or indirectly by Handleman Company, and (ii) any limited liability company or other entity which is wholly owned by such a corporation and disregarded for United States federal income tax purposes.

         "Total Compensation" means wages, salaries and other amounts received from the Company for personal services rendered to the Company as an employee, including amounts paid as commissions, amounts paid as bonuses and any amounts of salary or bonus reduction contributions to any Company plan under Section 401(k) or Section 125 of the Code, but excluding severance pay, amounts paid in cash for accrued vacation not taken as of the end of the year, any contributions paid by the Company under any employee benefit plan of the Company, non-cash employee benefits provided to employees at Company expense, and income or gain recognized in connection with participation in this Plan or the Handleman Company 2001 Stock Option and Incentive Plan.

         "Withdrawal Form" shall have the meaning provided in Section 9(a).

3. ELIGIBILITY.

         (a) Participation in the Plan is voluntary. Except as provided in
Section 3(b) and (c), all employees of the Company, including officers and directors who are employees, are eligible to participate in the Plan.

         (b) Notwithstanding Section 3(a), no employee may participate in the Plan if such employee, immediately after the grant of Purchase Rights, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of Handleman Company, any Parent Corporation, or any Subsidiary. For this purpose, the attribution rules of Section 424 of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under Purchase Rights or other options shall be treated as owned by the employee.

         (c) Notwithstanding Section 3(a), no employee may participate in the Plan if such employee as of the beginning of the Offering Period (I) has been employed by the Company less than one year, or (ii) has customary employment with the Company of less than 1,000 hours in a twelve (12) month period.

4. COMMENCEMENT OF PARTICIPATION.

         (a) Except as provided in Section 4(b), an eligible employee may not commence participation in the Plan during an Offering Period, but may only commence participation as of the beginning of an Offering Period. An eligible employee becomes a Participant in the Plan by authorizing payroll deductions for that purpose through a form, electronic authorization or other enrollment means made available by the Plan Administrator (the "Participation Form") that is provided to the Plan Administrator no later than ten (10) business days before the beginning date of the Offering Period as to which the Participant's participation commences. That Participation Form would be effective for payrolls occurring after the beginning of the applicable Offering Period.

         (b) Notwithstanding Section 4(a), an eligible employee who is newly-hired or re-hired by the Company may become a Participant in the Plan during an Offering Period by authorizing payroll deductions for that purpose through a Participation Form that is provided to the Plan Administrator no later than forty-five (45) days after his or her date of hire. That Participation Form would be effective for payrolls occurring at least ten (10) business days after the Plan Administrator receives the Participation Form.

5. SECURITIES SUBJECT TO THE PLAN AND OFFERING PERIODS.

         (a) There shall be available for issuance pursuant to exercise of Purchase Rights under the Plan an aggregate of 700,000 Common Shares (subject to adjustment as provided in Section 15), which may be authorized but unissued shares or reacquired shares, bought on the open market or otherwise. If any Purchase Right granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased underlying Common Shares shall again become available for purposes of the Plan, unless the Plan shall have been terminated.

         (b) The first Offering Period (an "Offering Period") under the Plan will begin on October 1, 2001 and end on December 31, 2001. Thereafter, for so long as the Plan remains in effect, there will be semi-annual Offering Periods with the following beginning and ending dates:

SEMI-ANNUAL OFFERING PERIODS

        Beginning Date          Ending Date
        -----------------------------------------

        January 1               June 30
        July 1                  December 31

6. PAYROLL DEDUCTIONS.

         (a) In order to purchase Common Shares, an employee must indicate on the Participation Form the amount he or she wishes to authorize the Company to deduct out of the employee's Total Compensation. Subject to the limitation specified in Section 6(b), the authorized deduction amount must be an integral percentage amount (i.e., a whole number percentage) ranging from 1% to 10% of such Participant's Total Compensation during the Offering Period. The Participation Form will include authorization for the Company to make payroll deductions from the Participant's Total Compensation.

         (b) A Participant may not be granted Purchase Rights under the Plan or any other Code Section 423 employee stock purchase plan of the Company, or of any Parent Corporation or Subsidiary, which permits his or her rights to purchase stock to accrue and become first exercisable at a rate which exceeds $25,000 in fair market value of stock (determined at the time the rights are granted) for each calendar year in which such rights are outstanding at any time. Participants will be notified if this limitation become applicable to them.

         (c) The amounts deducted shall be credited to the Participant's account under the Plan, but no actual separate account will be established by the Company to hold such amounts. There shall be no interest paid on the balance outstanding in a Participant's account. The deducted amounts may be commingled with the general assets of the Company and may be used for its general corporate purposes.

         (d) Except as provided in Section 4(b) in the case of a newly-hired or re-hired employee who commences participation after the beginning date of an Offering Period, payroll deductions begin on the first payday of each Offering Period. Except as provided in Section 9 in the case of a Participant who withdraws from the Plan or whose employment terminates, payroll deductions end on the last payday of each Offering Period. Eligible employees may participate in the Plan and purchase Common Shares only by means of payroll deductions. A Participant may not make any separate cash payment into his or her account.

         (e) So long as a Participant remains an employee of the Company eligible to participate in the Plan, payroll deductions at the percentage specified in the Participant's Participation Form will continue in effect from Offering Period to Offering Period, unless the Participant:

             (i) at least ten (10) business days before the end of the current Offering Period, elects a different payroll deduction percentage by providing a new Participation Form to the Plan Administrator, in which event such change in percentage will become effective as of the beginning of the next Offering Period; or

             (ii)  withdraws from participation in the Plan in accordance with
                   Section 9.

7. PURCHASE PRICE.

         (a) On the first day of each Offering Period, a Participant is deemed to have been granted a Purchase Right to purchase on the last day of the Offering Period as many whole Common Shares as such Participant will be able to purchase with the payroll deductions credited to such Participant's account during that Offering Period.

         (b) The price at which each Purchase Right to purchase Common Shares may be exercised is the lower of the following (rounded up to the nearest whole cent per Common Share):

             (i) 85% of the Fair Market Value of the Common Shares on the first day of an Offering Period; or

             (ii) 85% of the Fair Market Value of the Common Shares on the last day of such Offering Period.

         (c) The number of shares purchaseable by each Participant per Offering Period will be the number of whole Common Shares obtained by dividing the amount collected from the Participant under the Plan for that Offering Period by the purchase price in effect for that Offering Period as determined under Section 7(b).

8. EXERCISE OF PURCHASE RIGHT.

         (a) Each outstanding Purchase Right will be exercised automatically on the Exercise Date (the last day of the Offering Period). The exercise of a Purchase Right is to be effected by applying the amount credited to each Participant's account as of the Exercise Date to the purchase on the Exercise Date of whole Common Shares at the purchase price in effect for the Offering Period as determined under Section 7(b).

         (b) Fractional shares will not be issued under the Plan and, except as otherwise provided in the Plan, any amount remaining in the Participant's account after such application (i.e., amounts not sufficient to purchase a whole Common Share) will be held for the purchase of Common Shares in the next Offering Period.

         (c) If the number of shares for which Purchase Rights are exercised in any Offering Period exceeds the number of shares remaining available under the Plan, the shares available for sale will be allocated by the Plan Administrator pro rata among the Participants in such Offering Period in proportion to the relative amounts in their accounts, subject to rounding to allocate only whole Common Shares. Any amounts not thereby applied to the purchase of Common Shares under the Plan will be refunded to the Participants within thirty (30) days after the end of the Offering Period.

9. WITHDRAWAL AND TERMINATION OF PURCHASE RIGHTS.

         (a) A Participant may withdraw from participation in the Plan at any time by providing a notice of withdrawal to the Plan Administrator through a form, electronic authorization or other withdrawal means (the "Withdrawal Form") made available by the Plan Administrator for that purpose. A Participant's withdrawal shall be effective on the tenth business day after the Withdrawal Form is received by the Plan Administrator.

         (b) A Participant's payroll deductions will terminate as of the first payroll following the effective date of the Participant's withdrawal from the Plan; provided, however, that the Participant may elect on the Withdrawal Form to have payroll deductions continue for all remaining payrolls occuring during the Offering Period in which the Participant's withdrawal is effective.

         (c) Subject to Section 9(d), payroll deductions credited to a withdrawing Participant's account during the Offering Period in which the Participant's withdrawal becomes effective shall be applied to the purchase on the last day of the Offering Period of Common Shares at the purchase price in effect for the Offering Period. The Company shall distribute to the Participant within thirty (30) days after such Offering Period ends any such amounts which remain in the Participant's account after such purchase on account of being insufficient to purchase a whole Common Share at the applicable purchase price.

         (d) If a Participant's election to withdraw is effective at least thirty (30) days before the end of the Offering Period, the Participant may elect on the Withdrawal Form not to have payroll deductions which are credited to the Participant's account during the Offering Period applied to purchase Common Shares on the last day of the Offering Period as provided in Section 9(c). If this election is made, the Company shall refund to the Participant the amount of payroll deductions credited to his or her account within thirty (30) days after the effective date of the Participant's withdrawal.

         (e) Any Participant who withdraws from the Plan pursuant to Section 9 will not be eligible to rejoin the Plan for the Offering Period in which the withdrawal is effective or for the immediately following Offering Period, but may re-enroll in the Plan for the next following or subsequent Offering Periods by completing and providing to the Plan Administrator a new Participation Form by the time specified in Section 4(a).

         (f) If during an Offering Period a Participant ceases to be an employee of the Company for any reason other than death, permanent disability or retirement at a retirement age permitted under the Company's retirement plan, the Participant's outstanding Purchase Rights will immediately terminate, the Participant's payroll deductions will immediately cease, and all sums previously collected from such Participant during such Offering Period under the terminated Purchase Right will be refunded within thirty (30) days after the Participant's employment terminates.

         (g) If during an Offering Period a Participant ceases to be an employee of the Company on account of death, permanent disability or retirement at a retirement age permitted under the Company's retirement plan, no further payroll deductions will be made in respect of the Participant following the employment termination date, but the Participant's Purchase Rights for the Offering Period in which employment terminates will remain in effect and the payroll deductions previously collected from and credited to the account of the Participant during the Offering Period will be applied to the purchase of whole Common Shares on the last day of the Offering Period at the purchase price in effect for the Offering Period. Any amounts remaining in such Participant's account after such purchase will be refunded to the Participant, or his or her legal representative, within thirty (30) days after the end of the Offering Period.

10. RIGHTS AS SHAREHOLDER.

         (a) A Participant is not a shareholder, and does not have any rights of a shareholder, with respect to the Common Shares subject to Purchase Rights granted under the Plan until the Participant exercises the Purchase Rights. Thus, a Participant will not have a right to any dividend or distribution on those shares made prior to the Exercise Date.

         (b) The Participant will be entitled to receive, as soon as practicable after the Exercise Date, a stock certificate for the number of whole purchased shares upon a written request made to the Custodian. The Custodian may impose upon, or pass through to, the Participant a reasonable fee for withdrawal of Common Shares in the form of stock certificates. It is the responsibility of each Participant to keep his or her address current with the Company through the Plan Administrator and with the Custodian.

11. SALE OF COMMON SHARES ACQUIRED UNDER THE PLAN

         (a) Participants may not sell, transfer, gift or dispose of in any manner any of the Common Shares they acquire upon exercise of Purchase Rights under the Plan during the period ending twelve (12) months after the Exercise Date of the Purchase Rights. Any stock certificate(s) evidencing such Common Shares issued during such period shall have an appropriate legend reflecting this restriction, and appropriate "stop transfer" instructions will be given to the Company's transfer agent regarding this restriction. Notwithstanding the foregoing provisions of this Section 11(a), Participants whose employment with the Company terminates on account of death, permanent disability or retirement at a retirement age permitted under the Company's retirement plan within twelve
(12) months of the Exercise Date of Purchase Rights may sell or otherwise dispose of the acquired Common Shares without restriction at any time after their employment termination date.

         (b) A Participant shall immediately provide information to the Plan Administrator if the Participant transfers any Common Shares purchased under the Plan within two years from the date of grant of the related Purchase Right. Such transfers shall include transfers into street name and dispositions by sale, gift or other manner. The Participant may be requested to disclose the name of the transferee (if known), the manner of the transfer, the date of the transfer, the number of shares involved and the transfer price. By executing the Participation Form, each Participant obligates himself or herself to provide such information to the Plan Administrator.

         (c) The Company is authorized to withhold from any payment to be made to a Participant, including any payroll and other payments not related to the Plan, amounts of withholding and other taxes due in connection with any transaction under the Plan or any transaction involving Common Shares acquired under the Plan, and a Participant's enrollment in the Plan will be deemed to constitute his or her consent to such withholding.

12. PLAN ADMINISTRATION.

         (a) The Plan shall be administered by the Committee which shall have the plenary power, subject to, and within the limits of, the express provisions of the Plan:

             (i) to interpret the terms of the Plan and the rights granted under it, establish, amend and revoke rules for the administration of the Plan and correct or reconcile any defect, omission or inconsistency in the Plan; and

             (ii) to exercise such powers and to perform such acts as the Committee deems necessary or expedient to carry out the purposes of the Plan or to promote the best interests of the Company.

         (b) In addition to the authority and responsibility specifically assigned to it under the Plan, the Plan Administrator may be delegated additional authority and responsibility by the Committee and, in turn, the Plan Administrator may delegate day-to-day operations of the Plan to the Custodian. The Custodian will establish and maintain, as agent for the Participants, accounts for the purpose of holding Common Shares purchased by Participants upon exercise of Purchase Rights under the Plan. Notwithstanding any provision of the Plan, all actions and decisions of the Plan Administrator and of the Custodian are subject to review and may be overturned by the Committee.

         (c) The Committee may waive or modify any requirement that a notice or election be made, provided or filed under the Plan a specified period in advance in an individual case or by adoption of a rule or regulation under the Plan, without the necessity of an amendment to the Plan.

13. TRANSFERABILITY.

         (a) Any account maintained by the Custodian for the benefit of a Participant with respect to Common Shares acquired pursuant to the Plan may only be in the name of the Participant; provided, however, that the Participant may elect to maintain such account with right of joint ownership with such Participant's spouse. Such election may only be made on a form provided by the Plan Administrator.

         (b) Neither payroll deductions credited to a Participant's account nor any Purchase Rights or other rights to acquire Common Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of by Participants other than by will or the laws of descent and distribution, and Purchase Rights may be exercised only by a Participant during the lifetime of a Participant.

14. CHANGE IN CONTROL OF THE COMPANY.

         Notwithstanding any other provision of the Plan, in the event the Committee determines there has been or will be a change in control of the Company, the Committee may provide for any treatment of outstanding Purchase Rights which it determines, in its discretion, to be appropriate. Such treatment may include, without limitation, deeming outstanding Purchase Rights to be exercised immediately prior to such change in control transaction, resulting in the balances in Participants' accounts being applied to the purchase of Common Shares at the purchase price in effect for the Offering Period, which would be treated as ending with the effective date of such transaction. In determining whether there has been or will be a change in control of the Company, the Committee may utilize a definition it deems appropriate of a change in control contained in any existing agreement between the Company and one of its senior executives.

15. ADJUSTMENT.

         To prevent dilution or enlargement of the rights of Participants under the Plan, appropriate adjustments will be made to reflect such events as stock dividends, stock splits, mergers, reorganizations, recapitalizations, or consolidations of or by Handleman Company. Adjustments shall be made to the maximum number and class of securities issuable under the Plan and the number and class of securities and price per share in effect under each outstanding Purchase Right. Any such adjustments will be made by the Committee in its sole discretion.

16. AMENDMENT AND TERMINATION.

         The Board of Directors of Handleman Company may amend or terminate the Plan and any Purchase Rights at any time and from time to time; provided, however, (i) except as otherwise specifically provided in the Plan, such amendment or termination may not impair any rights and obligations under Purchase Rights previously granted under the Plan without the consent of each of the affected Participants, and (ii) any amendment that increases the aggregate number of shares reserved for issuance upon exercise of Purchase Rights (except pursuant to Section 15) or changes the provisions of the Plan regarding eligibility for participation in the Plan, shall be subject to shareholder approval to the extent required by the Code or other law or governmental regulation. The Plan expressly contemplates that the Board of Directors may amend the Plan in any respect the Board deems necessary or advisable to ensure qualification of the Plan as a Code Section 423 employee stock purchase plan. If not sooner terminated by the Board of Directors, the Plan shall terminate at the time Purchase Rights have been exercised with respect to all Common Shares reserved for acquisition under the Plan. No Purchase Rights may be granted under the Plan after it is terminated.

17. SHAREHOLDER APPROVAL.

         The Plan shall be effective as of June 13, 2001, provided that the shareholders of Handleman Company approve the Plan within twelve (12) months of that date. Purchase Rights may be granted prior to shareholder approval of the Plan, but such rights may not be exercised (and Participants' payroll deductions will be returned to them) if shareholder approval is not obtained prior to the Exercise Date of such rights.

18. NO EMPLOYMENT RIGHTS.

         Participation in the Plan will not impose any obligations upon the Company to continue the employment of a Participant for any specific period and will not affect the right of the Company to terminate a Participant's employment at any time, with or without cause.

19. COSTS.

         Any brokerage fees and commissions for the purchase of Common Shares under the Plan will be paid by the Company, but any brokerage fees and commissions for the sale of Common Shares by a Participant will be borne by such Participant. Except as provided in Section 10(b), all other costs and expenses incurred in the administration of the Plan and the maintenance of accounts with the Custodian will be paid by the Company.

20. REPORTS.

         After the close of each Offering Period, each Participant in the Plan will receive a report indicating the amount of the Participant's payroll deductions under the Plan during the Offering Period, the amount thereof applied to the purchase of Common Shares on the ending date of the Offering Period, and the purchase price per share in effect for the Offering Period.

21. GOVERNING LAW.

         The validity, construction and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with laws of the State of Michigan, without giving effect to principles of conflict of laws, and applicable federal law.

22. COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS.

         The Plan, the granting and exercising of Purchase Rights under the Plan, and the obligations of the Company, the Committee, the Plan Administrator and the Custodian under the Plan will be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company may, in the discretion of the Committee, postpone the issuance or delivery of Common Shares upon exercise of Purchase Rights until completion of registration or qualification of such Common Shares or other required action under any federal or state law, rule, or regulation, or under any applicable stock exchange or contractual requirement. The Committee also may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Shares in compliance with applicable laws, rules, and regulations, designation or listing requirements, or contractual obligations. If the Company is unable to obtain from any regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Shares upon exercise of Purchase Rights unless and until such authority is obtained.

23. INDEMNIFICATION.

         To the extent permitted, the Company shall indemnify and save harmless the members of the Committee, and the Plan Administrator if he or she is an officer, director, shareholder or employee of the Company, against any liabilities incurred by them in the exercise and performance of their powers and duties under the Plan.

24. NOTICES AND AGREEMENTS.

         Any notices provided for in the Plan shall be given in writing in a form specified by the Committee or the Plan Administrator and, unless otherwise specifically provided in the Plan, shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company, the Committee or the Plan Administrator, three days after deposit in the United States mail, postage prepaid or one day after being sent by facsimile copy.

As adopted by the Board of Directors on June 13, 2001.

APPENDIX C

                               HANDLEMAN COMPANY
                   GUIDELINES ON CORPORATE GOVERNANCE ISSUES

1. SELECTION OF CHAIRMAN AND CEO; LEAD DIRECTOR: Currently, the Chairman of the Board is the Chief Executive Officer (CEO) of Handleman Company. If the Board does not designate the Chairman of the Board as the CEO, then the President by virtue of his office is the CEO.

The Board has no policy respecting the need to separate or combine the offices of Chairman and CEO. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company to make a determination whenever it elects a new CEO.

The Board may designate an independent Director to serve as Lead Director, with such duties and responsibilities as determined by the Board. If no Lead Director is designated by the Board, reference in these Guidelines to the Lead Director shall refer to the Chair of the Compensation and Stock Option Committee.

2. MEETING WITHOUT CEO: In those instances where the outside Directors meet without the Chairman and CEO, the Lead Director will chair the meeting.

3. NUMBER OF COMMITTEES: The Board has the following committees: Audit Committee, Compensation and Stock Option Committee and Corporate Governance and Nominating Committee. The Board has the flexibility to form a new committee or disband a current committee. It is the policy of the Board that only independent Directors serve on the Audit Committee, Compensation and Stock Option Committee and Corporate Governance and Nominating Committee.

4. ASSIGNMENT AND ROTATION OF COMMITTEE MEMBERS: The Chairman and CEO suggests the appointment of members to the committees, the composition of which is discussed and ratified by the entire Board, taking into account the desires and suggestions of individual Directors. It is the belief of the Board that committee rotation is a desirable principle, but should not be mandated as a policy since there may be reasons at a given point in time to maintain an individual Director's committee membership for a longer period or to shorten the period. The learning time to become an active contributor on a particular committee is also a factor.

5. FREQUENCY AND LENGTH OF COMMITTEE MEETINGS: The Chair of each committee, in consultation with its members, determines the frequency and length of the meetings of the committee.

6. COMMITTEE AGENDA: The Chair of each committee, in consultation with the appropriate Officers, will develop the committee's agenda. At the beginning of the Board year (from annual shareholders meeting to annual meeting), each committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen); the schedule for each committee will be furnished to all Directors. The agenda for each meeting will be distributed to all Directors in advance and suggestions for changes or additions will be solicited.

7. SELECTION OF AGENDA ITEMS FOR BOARD MEETINGS: The Chairman and CEO will establish the agenda for each Board meeting. At the beginning of the Board year, the Chairman and CEO will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The agenda for each meeting will be distributed to all Directors in advance and suggestions for changes or additions will be solicited. At least one Board meeting each year will be a Board "retreat," the principal purpose of which will be a Board review of long-term strategic plans and the principal issues that Handleman Company will face in the future. The Board will have a minimum of six scheduled meetings per Board year and will be on call for additional meetings as needed.


8. BOARD MATERIALS DISTRIBUTED IN ADVANCE: Information and data that are important to the Board's understanding of the business will be distributed in writing to the Board the week before the scheduled Board meeting. The Officers will strive to make the information concise yet comprehensive, and will make an ongoing effort to solicit suggestions from outside Directors on how to best meet their information needs.

9. REGULAR ATTENDANCE OF NON-DIRECTORS AT BOARD MEETINGS: The Chairman and CEO will invite Senior Officers to attend the meeting when their presence is expected to significantly enhance the quality of Board decisions. Generally, attendance of non-Directors will take place when their expertise is required or where attendance is encouraged as noted in Item 11.

10. EXECUTIVE SESSIONS OF OUTSIDE DIRECTORS: The outside Directors will meet in executive session at the conclusion of each scheduled Board meeting. The Lead Director will report to the Chairman and CEO on the nature of the discussion immediately following the Board meeting.

11. BOARD ACCESS TO SENIOR MANAGEMENT: Board members have complete access to the Company's Officers and counsel. It is assumed that Board members will use appropriate judgment to be sure that this contact is not distracting to the business operation of the Company and that such contact, if in writing, be copied to the Chairman and CEO under normal circumstances. Furthermore, the Board encourages the Chairman and CEO, from time to time, to bring executives into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas or (b) represent executives with future potential that the Chairman and CEO believes should be given exposure to the Board. The Board may retain outside counsel of its choice with respect to any issue relating to its activities. The Chairman and CEO will be advised on each such occasion of the law firm selected and the issues to be addressed by it on behalf of the Board.

12. BOARD COMPENSATION REVIEW: It is appropriate for the Officers to report once a year to the Compensation and Stock Option Committee the status of Board compensation in relation to other comparable U.S. companies and in consideration of the most current best practices. Changes in Board compensation, if any, should come at the suggestion of the Compensation and Stock Option Committee, but with full discussion and concurrence by the Board.

13. SIZE OF THE BOARD: It is the opinion of the Board that the optimal size of the Board under normal circumstances is 8 to 10 members. This size permits both a diversity of skills and views available to contribute to the duties of the Board and its Committees as well as the coordination and participation of all Directors in Board deliberations. However, the Board would be willing to go to a somewhat larger size in order to accommodate the availability of an outstanding candidate.

14. MIX OF INSIDE AND OUTSIDE DIRECTORS: The Board believes that, as a matter of policy, there should be a majority of independent Directors on the Handleman Board.

15. DEFINITION OF INDEPENDENCE FOR OUTSIDE DIRECTORS: The Company has adopted the following definition of an independent Director: one who (a) is not and has not been employed by the Company or its subsidiaries in an executive capacity;
(b) is not a significant advisor or consultant to the Company; (c) is not affiliated with a significant customer or supplier of the Company; (d) does not have a significant personal services contract with the Company; (e) is not affiliated with a tax-exempt entity that receives significant contributions from the Company; and (f) is not a spouse, parent, sibling or child of a Board member or senior executive of the Company. The Board believes that all outside Directors with the exception of David Handleman are independent. Compliance with the definition of independence is reviewed annually by the Corporate Governance and Nominating Committee. The ownership of stock in the Company by Directors is encouraged. The Board's policy is that each Director should, by April 30, 2002, own Company stock valued at market price equal to three times the annual retainer.

16. FORMER CHIEF EXECUTIVE OFFICER'S BOARD MEMBERSHIP: The Board believes this is a matter to be decided in each individual instance. It is assumed that when the Chief Executive Officer resigns from that position, he/she should offer his/her resignation from the Board at the same time. Whether the individual continues to serve on the Board is a matter for discussion at that time with the new CEO and the Board.

17. BOARD MEMBERSHIP CRITERIA: The Corporate Governance and Nominating Committee is responsible for reviewing with the Board periodically the appropriate skills and characteristics required of Board members in the context of the current makeup of the Board. This assessment should include issues of diversity, age, skills such as understanding of marketing, finance, regulation and public policy, international background, commitment to Handleman's shared values, etc. -- all in the context of an assessment of the perceived needs of the Company and the Board at that point in time.

18. SELECTION OF NEW DIRECTOR CANDIDATE/EXTENDING INVITATIONS TO BOARD: The Board itself should be responsible, in fact as well as procedure, for selecting its own members. The Board delegates the screening process involved to the Corporate Governance and Nominating Committee with the direct input from the Chairman and CEO. The invitation to join the Board should be extended by the Chairman and CEO and the Chair of the Corporate Governance and Nominating Committee.

19. ASSESSING THE BOARD'S PERFORMANCE: The Board commits to participate in a process of self-evaluation annually, led by the Corporate Governance and Nominating Committee. This will be discussed with the full Board following the end of each fiscal year. This assessment should be of the Board's contribution as a whole and should specifically review areas in which the Corporate Governance and Nominating Committee or the Chairman and CEO believes a better contribution could be made. Its purpose is to increase the effectiveness of the Board. The purpose of the evaluation will be to discover if there are changes to the Board's structure and operations, which will maximize the value that the Board adds to the Company.

20. DIRECTORS WHO CHANGE THEIR PRESENT JOB RESPONSIBILITY: It is the sense of the Board that individual Directors who change in a substantial way the business responsibility they held when they were elected to the Board, or who develop a conflict as a Director of the Company with the person's position in, or role with, another entity should inform the Chairman and CEO and the Chair of the Corporate Governance and Nominating Committee of the change. In addition, they must volunteer to resign from the Board. It is not the sense of the Board that the Directions who retire from or change substantially the position they held when they became a Director should necessarily leave the Board. There should, however, be an opportunity of the Board via the Corporate Governance and Nominating Committee to review the continued appropriateness of Board membership under these circumstances.

21. RETIREMENT AGE: Directors will submit a written resignation to the Board upon reaching the age of 72. The Corporate Governance and Nominating Committee will review the desirability of continued service by that Director in light of the needs of the Company at that time and make a recommendation to the Board. If continued service is requested that Director will then annually submit a written resignation to be considered by the Board.

22. FORMAL EVALUATION OF THE CHAIRMAN AND CEO: At the beginning of each fiscal year, the Chairman and CEO will set forth in writing to the Chair of the Compensation and Stock Option Committee the Chairman and CEO's personal goals for the performance of his duties and responsibilities during such fiscal year. The outside Directors should make this evaluation annually, and it should be communicated to the Chairman and CEO by the Chair of the Compensation and Stock Option Committee. The evaluation should be based on objective criteria, including comparison of the Chairman and CEO's goals for the year against actual results, performance of the business, accomplishment of long-term strategic objectives, management development, and the like. The evaluation will be used by the Compensation and Stock Option Committee in the course of its deliberations when considering the compensation of the Chairman and CEO.

23. SUCCESSION PLANNING: There will be an annual report by the Chairman and CEO to the Board on succession planning. There should also be available, on a continuing basis, the Chairman and CEO's recommendations as to a successor should the Chairman and CEO be unexpectedly disabled.

24. MANAGEMENT DEVELOPMENT: There will be an annual report to the Board by the Chairman and CEO on Handleman's program for management development. This report should be given to the Board at the same time as the succession planning report.

25. BOARD INTERACTION WITH INSTITUTIONAL INVESTORS, THE PRESS, CUSTOMERS, ETC.:
The Board believes that, in general, it is optimal for the appropriate Officers to speak for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company, including investors. It is expected that Board members would do this with the knowledge of the Chairman and CEO and absent unusual circumstances, only at the request of the Chairman and CEO.

26. ADHERENCE TO CODE OF BUSINESS PRACTICES: Each Director shall be familiar with and adhere to the Company's Code of Business Practices. The Directors shall annually acknowledge in writing that the Director has complied with the Code of Business Practices as it applies to the Director.

























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

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                               HANDLEMAN COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 10, 2001

         PROXY SOLICITED BY THE BOARD OF DIRECTORS OF HANDLEMAN COMPANY

    Stephen Strome, James B. Nicholson and Lloyd E. Reuss, and each of them, are hereby authorized to represent and vote the stock of the undersigned at the Annual Meeting of Shareholders to be held September 10, 2001, and at any adjournment thereof:

     1. THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

ELECTION OF               [ ] FOR all nominees listed below                 [ ] WITHHOLD AUTHORITY
DIRECTORS                  (except as marked to the contrary below)          to vote for all nominees listed
                                                                             below

       John M. Barth         Elizabeth A. Chappell         Peter J. Cline

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

     ----------------------------------------------------------------------

     2. THE BOARD RECOMMENDS A VOTE FOR THE HANDLEMAN COMPANY 2001 STOCK OPTION AND INCENTIVE PLAN.

        FOR [ ] or AGAINST [ ] the proposal to adopt the Handleman Company 2001 Stock Option and Incentive Plan [ ] ABSTAIN

     3. THE BOARD RECOMMENDS A VOTE FOR THE HANDLEMAN COMPANY 2001 EMPLOYEE STOCK PURCHASE PLAN.

        FOR [ ] or AGAINST [ ] the proposal to adopt the Handleman Company 2001 Employee Stock Purchase Plan [ ] ABSTAIN

     4. In their discretion with respect to any other matters that may properly come before the meeting.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATIONS ARE MADE, THIS
     PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS
     LISTED ABOVE AND FOR PROPOSALS 2 AND 3 LISTED ABOVE.

                   (Continued and to be signed on other side)

                          (Continued from other side)

         THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE SUCH STOCK, AND HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS AND PROXIES, OR THEIR SUBSTITUTES, MAY DO BY VIRTUE HEREOF.
     IF ONLY ONE ATTORNEY AND PROXY SHALL BE PRESENT AND ACTING, THEN THAT ONE SHALL HAVE AND MAY EXERCISE ALL THE POWERS OF SAID ATTORNEYS AND PROXIES.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SAID ANNUAL MEETING OF SHAREHOLDERS, THE PROXY STATEMENT RELATING THERETO AND THE ANNUAL REPORT FOR 2001.

                                          Dated:

                                          ---------------------------------,
                                          2001

                                          ---------------------------------

                                          ---------------------------------

                                          (Signature (s) of Shareholder(s))

                                           The signature (s) of shareholder(s)
                                           should correspond exactly with the
                                           name(s) stenciled hereon.
                                           Joint owners should sign
                                           individually. When signing as
                                           attorney, executor,
                                           administrator, trustee or
                                           guardian, please give your
                                           full title as such.

                                             PLEASE PROMPTLY DATE, SIGN
                                                      AND MAIL

                                             THIS PROXY IN THE ENCLOSED
                                                      ENVELOPE.